UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3916

Name of Registrant: Vanguard Specialized Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: January 31

Date of reporting period: February 1, 2011 – July 31, 2011

Item 1: Reports to Shareholders

Vanguard Energy Fund
Semiannual Report

July 31, 2011

> Vanguard Energy Fund returned about 4% for the six months ended July 31, 2011.

> The fund’s return beat that of its benchmark index and the average return of its peer funds.

> The top contributors to performance were companies that provide energy equipment and those engaged in oil and gas exploration and production.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	6
Fund Profile.	10
Performance Summary.	12
Financial Statements.	13
About Your Fund’s Expenses.	27
Trustees Approve Advisory Arrangements.	29
Glossary.	31

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Six Months Ended July 31, 2011

Total
Returns
Vanguard Energy Fund
Investor Shares	4.34%
Admiral™ Shares	4.38
MSCI ACWI Energy Index	2.59
Global Natural Resources Funds Average	0.13
Global Natural Resources Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
January 31, 2011 , Through July 31, 2011

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Energy Fund
Investor Shares	$69.20	$71.69	$0.018	$0.503
Admiral Shares	129.93	134.64	0.043	0.944

Chairman’s Letter

Dear Shareholder,

Vanguard Energy Fund returned about 4% for the six months ended July 31, 2011. The fund outperformed both its benchmark index and the average return of global natural resources funds.

A surge in crude oil prices in the first half of the period helped energy stocks outpace the broad U.S. market. The Energy Fund also benefited from the advisors’ stock selection among oil and gas exploration companies and firms that provide energy equipment and services.

I want to note that on May 11, we lowered the minimum required investment for the Investor Shares of several Vanguard funds, including the Energy Fund, to $3,000. This was done as part of our ongoing effort to simplify the offering of Investor Shares and to increase the accessibility of our funds.

Stocks worldwide crept higher in a treacherous marketplace
Global stock markets struggled to find direction during the past six months, as every positive signal seemed to be paired with its negative. The good news included surprisingly strong corporate profits, which proved to be a source of investor optimism through much of the period.

The counterpoint was a series of increasingly glum economic reports. Expectations that the U.S. economic expansion would accelerate in the second half of the year gave way to anxiety about the possibility of recession.

The Dow Jones U.S. Total Stock Market Index finished the period with a return of 1.55%. Across the globe, stock returns were similarly modest.

Bonds rallied in the U.S. market as investors sought safety
Bond prices climbed amid the turbulence. Investors sought refuge from a collection of troubles: Europe’s debt dramas, economic shocks produced by the Japanese tsunami and its aftermath, and prolonged debate over raising the U.S. debt ceiling. For the full six months, the broad U.S. taxable bond market returned more than 4%. (Rising prices are a mixed blessing, of course; they imply lower yields on future investment.)

The yields on money market instruments such as Treasury bills remained near 0%, consistent with the Federal Reserve’s target for short-term interest rates.

The U.S. credit downgrade: a cause for concern, not panic
On August 5, after the close of our reporting period, Standard & Poor’s downgraded its credit rating of U.S. debt from AAA to AA+. S&P said its action was prompted, in large part, by concern about “the effectiveness, stability, and predictability of American policymaking and political institutions”— in other words, the political gridlock on vivid display during the debt-ceiling debate.

Market Barometer

			Total Returns
		Periods Ended July 31, 2011
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	1.62%	20.68%	2.80%
Russell 2000 Index (Small-caps)	2.63	23.92	4.00
Dow Jones U.S. Total Stock Market Index	1.55	20.83	3.27
MSCI All Country World Index ex USA (International)	1.39	17.36	3.18

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	4.23%	4.44%	6.57%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	6.27	3.24	4.90
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.13	1.78

CPI
Consumer Price Index	2.59%	3.63%	2.11%

The downgrade was controversial, and the other major rating agencies reaffirmed their decision to continue giving the highest ratings to U.S. debt. At Vanguard, our credit analysts and economists regularly assess the financial strength of the United States and other sovereign borrowers. Our confidence in the “full faith and credit” of the U.S. government remains unshaken, and we have cautioned investors against overreacting to the S&P downgrade.

Oil and natural gas price volatility provided challenges, opportunities
Early in the semiannual period, investors grew fearful of supply disruptions resulting from conflicts in the Middle East and North Africa and the natural disasters in Japan. These concerns pushed up the price of West Texas Intermediate crude oil to more than $113 a barrel in April—its highest level since 2008.

Vanguard Energy Fund’s stocks climbed nearly 10% in the first three months of the period, but then retreated, losing half their gains by July. Steep gasoline prices led consumers to cut back their driving, and the faltering of the U.S. economic recovery further weakened demand, leading to a decline in crude oil prices.

The largest proportion of the Energy Fund’s assets—about 50%, on average—is invested in integrated oil and gas companies. Although many of these companies reported strong earnings for the second quarter of 2011, they

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
Energy Fund	0.34%	0.28%	1.50%

The fund expense ratios shown are from the prospectus dated May 26, 2011, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2011, the fund’s annualized expense ratios were 0.34% for Investor Shares and 0.28% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

Peer group: Global Natural Resources Funds.

ended up contributing only about a fifth of the fund’s return for the fiscal six months. Several turned in negative returns, battered by the decline in oil prices and a slump in production caused by, among other factors, limited access to war-torn areas such as Libya and drilling restrictions in the Gulf of Mexico.

Exxon Mobil, the fund’s largest holding—representing about 8% of its assets, on average—had a flat return for the six months, in part because of costs associated with its aggressive push into the natural gas business, which has struggled with stagnant prices. Last year, Exxon acquired XTO Energy, making it the largest U.S. natural gas producer.

The Energy Fund’s top performers for the period were natural gas producers. Although natural gas prices declined slightly during the half-year, the fund held sizable shares of a few strong performers in that segment that helped boost its results above those of its benchmark index. One example was Cabot Oil & Gas, an independent natural gas producer, which represented about 2% of the fund’s assets on average but contributed more than a quarter of the overall return.

Providers of oil and gas equipment and services also were strong contributors. Several of these companies turned in double-digit returns for the period, as they have benefited from the drilling boom in natural gas shale formations throughout the United States.

Diversification and perspective are important in volatile markets
The volatility in the stock market in recent months has tested investors’ mettle. As an investor in the Energy Fund, you’re probably familiar with the market’s potential for sharp and unpredictable swings.

At Vanguard, our guidance is the same for all investment environments: We believe investors should pursue their long-term goals with a portfolio that includes stocks, bonds, and money market funds in proportions consistent with their personal risk tolerance and time horizon. This balanced approach has demonstrated its wisdom over decades.

Vanguard Energy Fund, with its wide exposure to global energy companies, can play a supporting role in such a well-balanced portfolio. And while its narrow focus can leave it vulnerable to notable share price fluctuations, in the context of a larger, well-diversified portfolio, the fund can help dampen overall volatility. That’s because one sector can behave very differently from other parts of the market.

As always, thank you for continuing to entrust your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
August 10, 2011

Advisors’ Report

Vanguard Energy Fund returned 4.34% for Investor Shares and 4.38% for Admiral Shares in the six months ended July 31, 2011. Your fund is managed by two advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also provided a discussion of the investment environment that existed during the year and of how their portfolio positioning reflects this assessment. These reports were prepared on August 17, 2011.

Vanguard Energy Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	95	13,549	Emphasizes long-term total-return opportunities from
Company, LLP			the various energy subsectors: international oils,
			foreign integrated oils and foreign producers, North
			American producers, oil services and equipment,
			transportation and distribution, and refining and
			marketing.
Vanguard Quantitative Equity	3	384	Employs a quantitative fundamental management
Group			approach, using models that assess valuation, market
			sentiment, earnings quality and growth, and
			management decisions of companies relative to their
			peers.
Cash Investments	2	260	These short-term reserves are invested by Vanguard in
			equity index products to simulate investments in stock.
			Each advisor may also maintain a modest cash
			position.

Wellington Management Company, LLP

Portfolio Manager:
Karl E. Bandtel, Senior Vice President

For the six months, U.S. equities returned a tepid 1.46% as measured by the S&P 500 Index. The broad equity market trailed energy stocks during a period marked by increasing risk aversion and heightened volatility. Ongoing sovereign-debt concerns and monetary-policy tightening in Europe, as well as the possibility of slower global economic growth, weighed on markets. The political uncertainty concerning the U.S. debt ceiling unnerved investors further as the half-year drew to a close.

Commodity prices fluctuated during the period. Unrest in the Middle East and North Africa contributed to increases in oil prices early on, but prices fell after Western governments decided to release strategic reserves. Crude oil finished the period higher than it started, closing at $96 a barrel (West Texas Intermediate).

The price of natural gas in the United States finished the period near $4.25 per million BTUs (Henry Hub), not far from where it started. Abundant U.S. shale formations continued to provide low-cost supplies. Abroad, rising demand from emerging markets and the aftermath of the natural and nuclear disasters in Japan kept prices higher in Europe and Asia.

Our position in shares of Cabot Oil & Gas, a producer that focuses on natural gas, contributed strongly to our portfolio’s performance. Wellhead results topped the market’s expectations, increasing investors’ confidence in the quality of the firm’s resource base. We see a strong outlook for production growth as the completion of significant infrastructure projects unlocks constraints on natural gas production in the firm’s high-quality Marcellus shale acreage. We trimmed our position in Cabot as the stock rose.

Another notable contributor was Japan-based Inpex, an oil and gas exploration and production firm. The company’s stock advanced as the outlook for its Ichthys project improved. Inpex also benefited from the rising demand for liquefied natural gas.

On the other hand, our position in Total, a multinational integrated oil and gas company, detracted from six-month performance. The stock fell on declining production. Given the low valuation, we see attractive upside potential. The company also has a high dividend yield, an excellent balance sheet, and potential for good future production from new fields.

Shares of Petroleo Brasileiro, Brazil’s state-owned oil company, also declined during the period. Concerns about increased local-content requirements, high capital expenditures, and weak returns on downstream investments weighed on the stock. We continue to hold the company based on an attractive valuation and the firm’s high-quality project inventory, including its leverage in the offshore Brazil pre-salt layer, one of the most productive oil resources in the world.

Although our long-term outlook for the energy sector is favorable, we would urge caution regarding the near-term direction of commodity prices and the volatility that accompanies investing in energy stocks.

Looking ahead, we believe that crude oil prices will likely continue to vary in tandem with changes to the outlook for both supply and demand. While pricing for natural gas remains driven by regional factors, we think the wide price arbitrage with other fuels and changing views about nuclear power generation will drive global demand in the long term.

The portfolio remains focused on upstream companies—those engaged in exploration and production—and skewed in favor of low-cost producers with compelling valuations based on our assessment of their respective long-term resource bases. We believe many of these companies have the ability to create value absent generally rising commodity prices.

Our investment process remains steady in its emphasis on large-capitalization integrated oil firms as well as exploration and production companies. Maintaining a large-cap, low-turnover bias, this global portfolio remains diversified across the energy subsectors.

Vanguard Quantitative Equity Group

Portfolio Manager:
James D. Troyer, CFA, Principal

The energy stocks in our benchmark started the period strongly, extending the solid performance of the previous fiscal year. Along with equities in general, however, these stocks then reversed their trend and finished the half-year with a smaller gain.

Within the energy sector, emerging market stocks performed best, followed by stocks in the Pacific region. European energy companies continued to struggle, while U.S. companies slightly outperformed. These results underscore the point that strong corporate profit growth and earnings during the last two quarters alone have not been enough to convince investors that the economy is on a sustainable growth path, especially in view of the many unsettling political and economic events worldwide in recent months.

While portfolio performance is influenced by such macro factors, our strategy is not to maintain a view on the overall market for energy shares. We also avoid making calls on relative country performance. Rather, our investment process seeks to identify individual stocks that we believe are undervalued or that have shown price improvement relative to peers on the basis of recent earnings pronouncements. Our risk-control process then neutralizes the portfolio’s exposure to market-capitalization, volatility, and industry risks in comparison with our energy benchmark. In our view, such risk exposures are not justified by the rewards available.

For the period, our most successful holdings represented regions across the globe: Halliburton (+22%) and Chesapeake Energy (+17%) in the United States; Petronas Dagangan (+52%) in Malaysia; and Tatneft (+44%) in Russia. Equally important to the portfolio’s performance was our ability to limit exposure to underperforming stocks such as Canada’s Cameco (–35%).

The portfolio’s results were dampened by our overweighting of Hess (–18%) and Arch Coal (–25%). Our underweighting of better-performing stocks such as China Shenhua Energy (+27%) also held back performance relative to the benchmark.

An analysis of the results from our stock selection model shows that, of the two core components described earlier, our valuation signal contributed most to the overall return, but our signal related to price and earnings improvements also had positive impact. This outcome strengthens our confidence in the diversified approach that we employ in constructing a portfolio, which we believe will prove its merit in the long term.

Energy Fund

Fund Profile
As of July 31, 2011

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VGENX		VGELX
Expense Ratio[1]	0.34%		0.28%
30-Day SEC Yield	1.35%		1.41%

Portfolio Characteristics
			DJ
		MSCI	U.S. Total
		ACWI	Market
	Fund	Energy	Index
Number of Stocks	135	168	3,753
Median Market Cap	$47.4B	$80.3B	$31.4B
Price/Earnings Ratio	15.5x	13.0x	16.3x
Price/Book Ratio	1.9x	1.8x	2.2x
Return on Equity	20.1%	20.8%	19.0%
Earnings Growth Rate	-5.4%	-2.2%	6.3%
Dividend Yield	1.8%	2.4%	1.8%
Foreign Holdings	37.9%	54.5%	0.0%
Turnover Rate
(Annualized)	19%	—	—
Short-Term Reserves	1.0%	—	—

Volatility Measures
		DJ
	Spliced	U.S. Total
	Energy	Market
	Index	Index
R-Squared	0.90	0.77
Beta	1.13	1.09
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Exxon Mobil Corp.	Integrated Oil &
	Gas	7.5%
Chevron Corp.	Integrated Oil &
	Gas	4.6
Royal Dutch Shell plc	Integrated Oil &
	Gas	4.5
Occidental Petroleum	Integrated Oil &
Corp.	Gas	4.4
BP plc	Integrated Oil &
	Gas	3.6
Schlumberger Ltd.	Oil & Gas
	Equipment &
	Services	2.9
Baker Hughes Inc.	Oil & Gas
	Equipment &
	Services	2.7
Halliburton Co.	Oil & Gas
	Equipment &
	Services	2.7
Total SA	Integrated Oil &
	Gas	2.6
Consol Energy Inc.	Coal & Consumable
	Fuels	2.5
Top Ten		38.0%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated May 26, 2011, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2011, the annualized expense ratios were 0.34% for Investor Shares and 0.28% for Admiral Shares.

Energy Fund

Subindustry Diversification (% of equity exposure)

		MSCI
		ACWI
	Fund	Energy
Coal & Consumable Fuels	4.8%	3.2%
Consumer Staples	0.3	0.0
Industrials	0.9	0.0
Integrated Oil & Gas	47.1	56.7
Oil & Gas Drilling	1.6	1.9
Oil & Gas Equipment &
Services	11.2	10.3
Oil & Gas Exploration &
Production	29.3	20.4
Oil & Gas Refining &
Marketing	2.8	4.1
Oil & Gas Storage &
Transportation	1.2	3.4
Other	0.8	0.0

Market Diversification (% of equity exposure)

Europe
United Kingdom		11.1%
France		2.6
Norway		1.4
Italy		1.4
Other		1.1
Subtotal		17.6%
Pacific
Japan		1.9%
Other		0.2
Subtotal		2.1%
Emerging Markets
Russia		2.8%
China		2.5
Brazil		2.1
Other		1.5
Subtotal		8.9%
North America
United States		61.8%
Canada		9.6
Subtotal		71.4%

Energy Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2001, Through July 31, 2011

Spliced Energy Index: S&P 500 Index through November 30, 2000; S&P Energy Sector Index through May 31, 2010; MSCI All Country World Energy Index thereafter.
Note: For 2012, performance data reflect the six months ended July 31, 2011.

Average Annual Total Returns: Periods Ended June 30, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	5/23/1984	45.57%	6.78%	15.57%
Admiral Shares	11/12/2001	45.66	6.85	16.60[1]
1 Return since inception.

Vanguard fund returns do not reflect the 1% fee on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

Energy Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (97.6%)[1]
United States (59.7%)
Energy Equipment & Services (11.1%)
	Schlumberger Ltd.	4,562,564	412,319
	Baker Hughes Inc.	4,970,650	384,629
	Halliburton Co.	7,006,162	383,447
*	Weatherford
	International Ltd.	5,535,900	121,347
	National Oilwell
	Varco Inc.	1,431,876	115,366
	SEACOR Holdings Inc.	941,108	94,450
	Noble Corp.	1,728,325	63,723
	Helmerich & Payne Inc.	42,200	2,914
	Transocean Ltd.	6,210	382
			1,578,577
Exchange-Traded Fund (0.5%)
^,2	Vanguard Energy ETF	663,000	74,462

Oil, Gas & Consumable Fuels (48.1%)
	Coal & Consumable Fuels (3.7%)
	Consol Energy Inc.	6,611,200	354,360
	Peabody Energy Corp.	3,017,200	173,399
	Arch Coal Inc.	68,400	1,751

	Integrated Oil & Gas (19.7%)
	Exxon Mobil Corp.	13,338,769	1,064,300
	Chevron Corp.	6,326,235	658,055
	Occidental
	Petroleum Corp.	6,322,161	620,710
	ConocoPhillips	4,405,209	317,131
	Hess Corp.	1,835,839	125,865
	Murphy Oil Corp.	20,570	1,321

	Oil & Gas Exploration & Production (22.3%)
	EOG Resources Inc.	3,371,986	343,943
	Cabot Oil & Gas Corp.	4,551,731	337,192
	Anadarko
	Petroleum Corp.	3,204,930	264,599

			Market
			Value
		Shares	($000)
	Noble Energy Inc.	2,631,900	262,348
	Devon Energy Corp.	3,249,407	255,728
	EQT Corp.	3,475,900	220,650
	Chesapeake Energy Corp.	5,821,137	199,956
*	Denbury Resources Inc.	9,771,344	188,782
	Apache Corp.	1,515,300	187,473
	Marathon Oil Corp.	5,406,991	167,455
*	Ultra Petroleum Corp.	3,113,236	145,762
	Range Resources Corp.	2,029,100	132,216
	Pioneer Natural
	Resources Co.	996,600	92,674
*	Newfield Exploration Co.	1,320,203	89,008
	QEP Resources Inc.	1,681,618	73,705
*	Southwestern Energy Co.	1,642,000	73,168
*	Whiting Petroleum Corp.	821,300	48,128
*	Gran Tierra Energy Inc.	6,354,100	44,291
*	Forest Oil Corp.	1,221,500	31,759
*	Plains Exploration &
	Production Co.	67,600	2,637

	Oil & Gas Refining & Marketing (1.7%)
	Valero Energy Corp.	4,946,212	124,249
*	Marathon
	Petroleum Corp.	2,698,345	118,160

	Oil & Gas Storage & Transportation (0.7%)
	El Paso Corp.	2,807,100	57,686
^	Nordic American
	Tankers Ltd.	1,894,515	38,800
	Williams Cos. Inc.	131,800	4,178
	Spectra Energy Corp.	2,100	57
			6,821,496
Total United States			8,474,535
International (37.9%)
Argentina (0.5%)
	YPF SA ADR	1,800,200	76,634

Energy Fund

			Market
			Value
		Shares	($000)
Australia (0.2%)
	Oil Search Ltd.	3,897,262	29,242
	Caltex Australia Ltd.	136,558	1,597
	Woodside Petroleum Ltd.	26,520	1,118
			31,957
Brazil (2.1%)
	Petroleo Brasileiro
	SA ADR	7,729,505	262,571
	Cosan Ltd.	2,087,916	25,744
	Petroleo Brasileiro
	SA Prior Pfd.	314,504	4,758
	Petroleo Brasileiro SA	222,022	3,722
	Petroleo Brasileiro
	SA ADR Type A	44,920	1,380
			298,175
Canada (9.5%)
	Canadian Natural
	Resources Ltd.	7,430,318	299,368
	Cenovus Energy Inc.	6,204,800	237,954
	Suncor Energy Inc.	5,319,812	203,323
	Encana Corp.	3,543,100	103,777
	Husky Energy Inc.	2,980,200	83,437
	Imperial Oil Ltd.	1,736,477	76,457
	Penn West
	Petroleum Ltd.	2,911,421	64,954
	TransCanada Corp.	1,472,896	61,879
	Progress Energy
	Resources Corp.	3,943,800	57,210
	Cameco Corp.	1,814,500	48,193
	Talisman Energy Inc.	1,442,173	26,264
*	Legacy Oil & Gas Inc.	1,633,200	19,333
	Niko Resources Ltd.	237,550	16,337
*	MEG Energy Corp.	277,517	14,947
	Suncor Energy Inc.	220,134	8,437
	Pacific Rubiales
	Energy Corp.	208,500	5,997
	Petrominerales Ltd.	183,000	5,838
	Imperial Oil Ltd.	71,500	3,143
	Canadian Natural
	Resources Ltd.	75,378	3,044
^	PetroBakken Energy Ltd.
	Class A	140,400	2,066
	Cenovus Energy Inc.	27,139	1,043
^	Crescent Point Energy Corp.	22,000	989
	Encana Corp.	19,539	573
	Enbridge Inc.	17,100	561
*	Tourmaline Oil Corp.	5,700	213
			1,345,337
China (2.5%)
	PetroChina Co. Ltd. ADR	1,308,000	186,037
	China Shenhua
	Energy Co. Ltd.	16,317,000	81,815
	Beijing Enterprises
	Holdings Ltd.	13,271,000	67,002
	CNOOC Ltd.	2,818,717	6,274

		Market
		Value
	Shares	($000)
PetroChina Co. Ltd.	3,746,000	5,345
Yanzhou Coal
Mining Co. Ltd.	742,000	2,843
China Oilfield
Services Ltd.	1,164,000	2,036
		351,352
France (2.6%)
Total SA ADR	6,523,600	352,731
Total SA	264,373	14,289
		367,020
Hungary (0.0%)
* MOL Hungarian
Oil and Gas plc	21,197	2,275

India (0.8%)
Reliance Industries Ltd.	5,975,772	111,758

Indonesia (0.0%)
Bumi Resources Tbk PT	6,894,500	2,461

Italy (1.4%)
ENI SPA ADR	3,860,350	167,076
ENI SPA	1,223,968	26,598
Saipem SPA	68,494	3,569
		197,243
Japan (1.9%)
Inpex Corp.	32,908	255,449
JX Holdings Inc.	359,500	2,599
Idemitsu Kosan Co. Ltd.	20,200	2,346
TonenGeneral Sekiyu KK	176,000	2,211
Showa Shell Sekiyu KK	227,500	2,190
Japan Petroleum
Exploration Co.	15,200	774
Sumitomo Metal
Industries Ltd.	69,000	165
		265,734
Malaysia (0.0%)
Petronas Dagangan Bhd.	399,000	2,395

Netherlands (0.3%)
Koninklijke Vopak NV	719,642	35,916
SBM Offshore NV	95,998	2,295
		38,211
Norway (1.4%)
^ Statoil ASA ADR	6,604,800	162,280
* Petroleum Geo-
Services ASA	2,155,416	34,956
Statoil ASA	47,651	1,175
		198,411
Poland (0.0%)
* Polski Koncern
Naftowy Orlen SA	143,435	2,404
* Grupa Lotos SA	130,446	1,788
		4,192

Energy Fund

		Market
		Value
	Shares	($000)
Russia (2.7%)
Gazprom OAO ADR	19,718,615	282,167
Rosneft Oil Co. GDR	11,131,982	94,472
Tatneft ADR	78,772	3,289
AK Transneft OAO
Prior Pfd.	1,549	2,461
Lukoil OAO ADR	27,638	1,838
NovaTek OAO GDR	6,844	1,062
Gazprom OAO	124,674	883
		386,172
South Africa (0.0%)
Sasol Ltd.	33,251	1,668

South Korea (0.1%)
SK Innovation Co. Ltd.	16,726	3,448
S-Oil Corp.	19,395	2,743
GS Holdings	31,530	2,702
		8,893
Spain (0.8%)
Repsol YPF SA	3,504,087	110,513

Thailand (0.1%)
PTT PCL (Foreign)	267,500	3,100
Banpu PCL	95,150	2,323
Thai Oil PCL (Foreign)	872,600	2,234
IRPC PCL (Foreign)	10,783,200	2,071
PTT Aromatics &
Refining PCL (Foreign)	123,100	175
		9,903
Turkey (0.0%)
Tupras Turkiye
Petrol Rafinerileri AS	89,761	2,179

United Kingdom (11.0%)
BP plc ADR	10,872,400	494,042
Royal Dutch
Shell plc ADR	6,426,600	472,741
BG Group plc	10,762,661	253,749
Ensco plc ADR	2,937,306	156,412
Royal Dutch Shell plc
Class B	4,226,315	154,751
BP plc	2,037,380	15,355
Royal Dutch Shell plc
Class A	330,410	12,103
Royal Dutch Shell plc
Class A
(Amsterdam Shares)	94,282	3,461
Tullow Oil plc	6,237	125
		1,562,739
Total International		5,375,222
Total Common Stocks
(Cost $8,232,443)		13,849,757

			Market
			Value
		Shares	($000)
Temporary Cash Investments (2.5%)[1]
Money Market Fund (0.3%)
3,4	Vanguard Market
	Liquidity Fund, 0.114%	41,445,874	41,446

		Face
		Amount
		($000)
Repurchase Agreement (2.1%)
	Deutsche Bank
	Securities, Inc.
	0.200%, 8/1/11
	(Dated 7/29/11,
	Repurchase Value
	$296,705,000,
	collateralized by
	Government National
	Mortgage Assn.
	4.000%–5.000%,
	7/15/39–7/15/41)	296,700	296,700

U.S. Government and Agency Obligations (0.1%)
5,6	Fannie Mae Discount
	Notes, 0.060%, 8/8/11	1,000	1,000
5	Federal Home Loan
	Bank Discount Notes,
	0.250%, 9/7/11	5,000	4,999
5,6	Federal Home Loan
	Bank Discount Notes,
	0.070%, 9/16/11	5,000	4,999
5,6	Federal Home Loan
	Bank Discount Notes,
	0.100%, 10/11/11	1,000	1,000
5,6	Freddie Mac Discount
	Notes, 0.050%, 10/3/11	2,000	1,999
			13,997
Total Temporary Cash Investments
(Cost $352,144)			352,143
Total Investments (100.1%)
(Cost $8,584,587)			14,201,900
Other Assets and Liabilities (-0.1%)
Other Assets			98,197
Liabilities[4]			(107,127)
			(8,930)
Net Assets (100%)			14,192,970

Energy Fund

At July 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	8,146,102
Undistributed Net Investment Income	92,815
Accumulated Net Realized Gains	337,165
Unrealized Appreciation (Depreciation)
Investment Securities	5,617,313
Futures Contracts	(1,078)
Forward Currency Contracts	577
Foreign Currencies	76
Net Assets	14,192,970

Investor Shares—Net Assets
Applicable to 98,387,191 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	7,052,888
Net Asset Value Per Share—
Investor Shares	$71.69

Admiral Shares—Net Assets
Applicable to 53,032,725 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	7,140,082
Net Asset Value Per Share—
Admiral Shares	$134.64

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $33,777,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.8% and 1.3%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $35,165,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
6 Securities with a value of $8,298,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Energy Fund

Statement of Operations

Six Months Ended
July 31, 2011
($000)
Investment Income
Income
Dividends[1,2]	130,016
Interest[2]	436
Security Lending	5,022
Total Income	135,474
Expenses
Investment Advisory Fees—Note B
Basic Fee	10,010
Performance Adjustment	55
The Vanguard Group—Note C
Management and Administrative—Investor Shares	6,012
Management and Administrative—Admiral Shares	4,083
Marketing and Distribution—Investor Shares	756
Marketing and Distribution—Admiral Shares	677
Custodian Fees	259
Shareholders’ Reports—Investor Shares	39
Shareholders’ Reports—Admiral Shares	10
Trustees’ Fees and Expenses	15
Total Expenses	21,916
Expenses Paid Indirectly	(45)
Net Expenses	21,871
Net Investment Income	113,603
Realized Net Gain (Loss)
Investment Securities Sold[2]	327,398
Futures Contracts	15,786
Foreign Currencies and Forward Currency Contracts	(195)
Realized Net Gain (Loss)	342,989
Change in Unrealized Appreciation (Depreciation)
Investment Securities	136,330
Futures Contracts	(6,195)
Foreign Currencies and Forward Currency Contracts	624
Change in Unrealized Appreciation (Depreciation)	130,759
Net Increase (Decrease) in Net Assets Resulting from Operations	587,351

1 Dividends are net of foreign withholding taxes of $10,127,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $169,000, $204,000, and $25,901,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2011	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	113,603	199,818
Realized Net Gain (Loss)	342,989	457,168
Change in Unrealized Appreciation (Depreciation)	130,759	2,204,352
Net Increase (Decrease) in Net Assets Resulting from Operations	587,351	2,861,338
Distributions
Net Investment Income
Investor Shares	(1,784)	(90,181)
Admiral Shares	(2,298)	(94,977)
Realized Capital Gain[1]
Investor Shares	(49,823)	(207,111)
Admiral Shares	(50,434)	(195,797)
Total Distributions	(104,339)	(588,066)
Capital Share Transactions
Investor Shares	84,581	(1,004,028)
Admiral Shares	22,983	1,358,485
Net Increase (Decrease) from Capital Share Transactions	107,564	354,457
Total Increase (Decrease)	590,576	2,627,729
Net Assets
Beginning of Period	13,602,394	10,974,665
End of Period[2]	14,192,970	13,602,394

1 Includes fiscal 2012 and 2011 short-term gain distributions totaling $22,102,000 and $62,911,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $92,815,000 and ($16,406,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Fund

Financial Highlights

Investor Shares

Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2011	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$69.20	$57.17	$42.62	$73.93	$63.55	$64.50
Investment Operations
Net Investment Income	.502	1.053	.910	1.276[1]	1.226	1.112
Net Realized and Unrealized Gain (Loss)
on Investments	2.509	14.103	14.591	(28.853)	14.639	.405
Total from Investment Operations	3.011	15.156	15.501	(27.577)	15.865	1.517
Distributions
Dividends from Net Investment Income	(.018)	(.977)	(.951)	(1.264)	(1.177)	(1.020)
Distributions from Realized Capital Gains	(.503)	(2.149)	—	(2.469)	(4.308)	(1.447)
Total Distributions	(.521)	(3.126)	(.951)	(3.733)	(5.485)	(2.467)
Net Asset Value, End of Period	$71.69	$69.20	$57.17	$42.62	$73.93	$63.55

Total Return[2]	4.34%	27.17%	36.28%	-38.51%	25.02%	2.24%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,053	$6,731	$6,536	$4,434	$7,919	$6,479
Ratio of Total Expenses to
Average Net Assets	0.34%[3]	0.34%[3]	0.38%[3]	0.28%[3]	0.25%	0.25%
Ratio of Net Investment Income to
Average Net Assets	1.57%	1.74%	1.73%	1.84%	1.67%	1.71%
Portfolio Turnover Rate	19%	31%	27%	21%	22%	22%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.00% for fiscal 2012, 0.00% for fiscal 2011, 0.03% for fiscal 2010, and 0.01% for fiscal 2009.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Fund

Financial Highlights

Admiral Shares

Six Months
	Ended
For a Share Outstanding	July 31,				Year Ended January 31,
Throughout Each Period	2011	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$129.93	$107.34	$80.02	$138.86	$119.35	$121.13
Investment Operations
Net Investment Income	.981	2.045	1.780	2.480[1]	2.418	2.180
Net Realized and Unrealized Gain (Loss)
on Investments	4.716	26.479	27.395	(54.203)	27.505	.757
Total from Investment Operations	5.697	28.524	29.175	(51.723)	29.923	2.937
Distributions
Dividends from Net Investment Income	(.043)	(1.899)	(1.855)	(2.480)	(2.322)	(2.000)
Distributions from Realized Capital Gains	(.944)	(4.035)	—	(4.637)	(8.091)	(2.717)
Total Distributions	(.987)	(5.934)	(1.855)	(7.117)	(10.413)	(4.717)
Net Asset Value, End of Period	$134.64	$129.93	$107.34	$80.02	$138.86	$119.35

Total Return[2]	4.38%	27.24%	36.37%	-38.46%	25.13%	2.32%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,140	$6,871	$4,439	$2,889	$5,214	$3,612
Ratio of Total Expenses to
Average Net Assets	0.28%[3]	0.28%[3]	0.31%[3]	0.21%[3]	0.17%	0.18%
Ratio of Net Investment Income to
Average Net Assets	1.63%	1.80%	1.80%	1.91%	1.75%	1.78%
Portfolio Turnover Rate	19%	31%	27%	21%	22%	22%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.00% for fiscal 2012, 0.00% for fiscal 2011, 0.03% for fiscal 2010, and 0.01% for fiscal 2009.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Fund

Notes to Financial Statements

Vanguard Energy Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

The fund also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with the fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the fund under the contracts. Counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty,

Energy Fund

and by the posting of collateral by the counterparty. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted.

Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4. Repurchase Agreements: The fund invests in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2008–2011), and for the period ended July 31, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor.

The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding

Energy Fund

three years relative to a combined index composed of the S&P Citigroup BMI World Energy Index and the S&P 500 Energy Equal Weighted Blend Index through July 31, 2010, and the current benchmark, MSCI ACWI Energy Index, thereafter. The benchmark change will be fully phased in by July 2013.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $164,000 for the six months ended July 31, 2011.

For the six months ended July 31, 2011, the aggregate investment advisory fee represented an effective annual basic rate of 0.14% of the fund’s average net assets, before an increase of $55,000 (0.00%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2011, the fund had contributed capital of $2,235,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.89% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended July 31, 2011, these arrangements reduced the fund’s expenses by $45,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of July 31, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—United States	8,474,535	—	—
Common Stocks—International	3,711,465	1,663,757	—
Temporary Cash Investments	41,446	310,697	—
Futures Contracts—Liabilities[1]	(1,108)	—	—
Forward Currency Contracts—Assets	—	987	—
Forward Currency Contracts—Liabilities	—	(410)	—
Total	12,226,338	1,975,031	—
1 Represents variation margin on the last day of the reporting period.

Energy Fund

F. At July 31, 2011, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	—	987	987
Liabilities[1]	(1,108)	(410)	(1,518)
1 Represents variation margin on the last day of the reporting period.

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended July 31, 2011, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	15,786	—	15,786
Forward Currency Contracts	—	—	—
Realized Net Gain (Loss) on Derivatives	15,786	—	15,786

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(6,195)	—	(6,195)
Forward Currency Contracts	—	577	577
Change in Unrealized Appreciation (Depreciation) on Derivatives	(6,195)	577	(5,618)

At July 31, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	September 2011	2,059	132,640	(1,264)
S&P 500 Index	September 2011	116	37,364	186

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Energy Fund

At July 31, 2011, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Bank of America NA	9/16/11	JPY	1,308,379	USD	16,960	987
Deutsche Bank AG	9/16/11	USD	16,960	JPY	1,308,379	(410)
JPY—Japanese yen.
USD—U.S. dollar.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended July 31, 2011, the fund realized net foreign currency losses of $195,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund realized gains on the sale of securities that were subject to capital gains tax in certain foreign countries. Capital gains taxes reduced realized gains for financial statement purposes but are treated as an expense for tax purposes. Accordingly, $105,000 of capital gains tax has been reclassified from accumulated net realized gains to undistributed net investment income.

At July 31, 2011, the cost of investment securities for tax purposes was $8,584,587,000. Net unrealized appreciation of investment securities for tax purposes was $5,617,313,000, consisting of unrealized gains of $5,699,422,000 on securities that had risen in value since their purchase and $82,109,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended July 31, 2011, the fund purchased $1,835,597,000 of investment securities and sold $1,340,344,000 of investment securities, other than temporary cash investments.

Energy Fund

I. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2011	January 31, 2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	752,324	10,514	993,363	16,506
Issued in Lieu of Cash Distributions	49,860	688	286,379	4,616
Redeemed[1]	(717,603)	(10,094)	(2,283,770)	(38,167)
Net Increase (Decrease)—Investor Shares	84,581	1,108	(1,004,028)	(17,045)
Admiral Shares
Issued	637,387	4,729	1,900,020	16,578
Issued in Lieu of Cash Distributions	48,506	356	261,084	2,235
Redeemed[1]	(662,910)	(4,934)	(802,619)	(7,281)
Net Increase (Decrease)—Admiral Shares	22,983	151	1,358,485	11,532
1 Net of redemption fees for fiscal 2012 and 2011 of $1,035,000 and $2,317,000, respectively (fund totals).

J. The fund invested in a company that was considered to be an affiliated company of the fund because the fund owned more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of this company were as follows:

			Current Period Transactions
	Jan. 31, 2011		Proceeds from		July 31, 2011
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Cabot Oil & Gas Corp.	266,816	4,965	100,718	169	NA1
1 Not applicable—At July 31, 2011, the security was still held, but the issuer was no longer an affiliated company of the fund.

K. In preparing the financial statements as of July 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended July 31, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Energy Fund	1/31/2011	7/31/2011	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,043.43	$1.72
Admiral Shares	1,000.00	1,043.76	1.42
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.11	$1.71
Admiral Shares	1,000.00	1,023.41	1.40

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.34% for Investor Shares and 0.28% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Energy Fund has renewed the fund’s investment advisory arrangements with The Vanguard Group, Inc., through its Quantitative Equity Group, and Wellington Management Company, LLP. The board determined that the retention of the fund’s advisors was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Wellington Management Company, LLP. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. The investment team uses a bottom-up approach in which stocks are selected based on the advisor’s estimates of fundamental investment value. The advisor’s investment process emphasizes company fundamentals, management track record, and security valuation. The firm has advised the fund since the fund’s inception in 1984.

The Vanguard Group, Inc. Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the fund since 2005.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted the continuation of the advisory arrangements.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that each advisor has carried out its investment strategy in disciplined fashion, and that performance results have been in line with expectations. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule for Wellington Management. The breakpoints reduce the effective rate of the fee as the fund’s assets managed by Wellington Management increase. The board also concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School (retired July 2011); Chief Investment
Officer and co-Managing Partner of HighVista	Heidi Stam
Strategies LLC (private investment firm); Director of	Born 1956. Secretary Since July 2005. Principal
Rand Merchant Bank; Overseer of the Museum of	Occupation(s) During the Past Five Years: Managing
Fine Arts Boston.	Director of The Vanguard Group, Inc., since 2006;
General Counsel of The Vanguard Group since 2005;
Alfred M. Rankin, Jr.	Secretary of The Vanguard Group and of each of the
Born 1941. Trustee Since January 1993. Principal	investment companies served by The Vanguard Group
Occupation(s) During the Past Five Years: Chairman,	since 2005; Director and Senior Vice President of
President, and Chief Executive Officer of NACCO	Vanguard Marketing Corporation since 2005;
Industries, Inc. (forklift trucks/housewares/lignite);	Principal of The Vanguard Group (1997–2006).
Director of Goodrich Corporation (industrial products/
aircraft systems and services) and the National
Association of Manufacturers; Chairman of the	Vanguard Senior Management Team
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of	R. Gregory Barton	Michael S. Miller
the Board of The Cleveland Museum of Art.	Mortimer J. Buckley	James M. Norris
	Kathleen C. Gubanich	Glenn W. Reed
Peter F. Volanakis	Paul A. Heller	George U. Sauter
Born 1955. Trustee Since July 2009. Principal	Martha G. King
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director of	Chairman Emeritus and Senior Advisor
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of	John J. Brennan
Business Administration at Dartmouth College.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Executive Officers
Founder
Glenn Booraem
Born 1967. Controller Since July 2010. Principal	John C. Bogle
Occupation(s) During the Past Five Years: Principal	Chairman and Chief Executive Officer, 1974–1996
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q512 092011

Vanguard Precious Metals
and Mining Fund Semiannual Report

July 31, 2011

> For the six months ended July 31, 2011, Vanguard Precious Metals and Mining Fund returned 8.88%.

> The fund outperformed its benchmark index but slightly trailed the average return of its peer funds.

> Diversified metals and mining firms and gold companies contributed the most to the fund’s return for the period.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	6
Fund Profile.	9
Performance Summary.	10
Financial Statements.	11
About Your Fund’s Expenses.	20
Trustees Approve Advisory Agreement.	22
Glossary.	23

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Six Months Ended July 31, 2011

Total
Returns
Vanguard Precious Metals and Mining Fund	8.88%
S&P Custom Precious Metals and Mining Index	3.76
Precious Metal Funds Average	9.63
Precious Metal Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
January 31, 2011 , Through July 31, 2011

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Precious Metals and Mining Fund	$24.15	$26.24	$0.053	$0.000

1

Chairman’s Letter

Dear Shareholder,

A sharp rise in prices for precious metals, including gold and silver, early this year helped propel the returns of metals and mining companies above those of the broad U.S. and international stock markets. Vanguard Precious Metals and Mining Fund returned 8.88% for the six months ended July 31. Although the fund’s return was more than double that of its benchmark index, it slightly lagged the average return of peer funds.

The Precious Metals and Mining Fund’s significant exposure to diversified metals and mining stocks and gold stocks contributed the most to its performance during the period.

I want to note that on May 11, we lowered the minimum required investment for several Vanguard funds, including the Precious Metals and Mining Fund, to $3,000. This was part of our ongoing effort to increase the accessibility of our funds.

Stocks worldwide crept higher in a treacherous marketplace
Global stock markets struggled to find direction during the past six months, as every positive signal seemed to be paired with its negative. The good news included surprisingly strong corporate profits, which proved to be a source of investor optimism through much of the period.

The counterpoint was a series of increasingly glum economic reports. Expectations that the U.S. economic expansion would accelerate in the second half of the year gave way to anxiety about the possibility of

2

recession. The Dow Jones U.S. Total Stock Market Index finished the period with a return of 1.55%. Across the globe, stock returns were similarly modest.

Bonds rallied in the U.S. market as investors sought safety
Bond prices climbed amid the turbulence. Investors sought refuge from a collection of troubles: Europe’s debt dramas, economic shocks produced by the Japanese tsunami and its aftermath, and prolonged debate over raising the U.S. debt ceiling. For the full six months, the broad U.S. taxable bond market returned more than 4%. (Rising prices are a mixed blessing, of course; they imply lower yields on future investment.)

The yields on money market instruments such as Treasury bills remained near 0%, consistent with the Federal Reserve Board’s target for short-term interest rates.

The U.S. credit downgrade: A cause for concern, not panic
On August 5, after the close of our reporting period, Standard & Poor’s downgraded its credit rating of U.S. debt from AAA to AA+. S&P said its action was prompted, in large part, by concern about “the effectiveness, stability, and predictability of American policymaking and political institutions”— in other words, the political gridlock on vivid display during the debt-ceiling debate.

Market Barometer

			Total Returns
		Periods Ended July 31, 2011
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	1.62%	20.68%	2.80%
Russell 2000 Index (Small-caps)	2.63	23.92	4.00
Dow Jones U.S. Total Stock Market Index	1.55	20.83	3.27
MSCI All Country World Index ex USA (International)	1.39	17.36	3.18

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	4.23%	4.44%	6.57%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	6.27	3.24	4.90
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.13	1.78

CPI
Consumer Price Index	2.59%	3.63%	2.11%

3

The downgrade was controversial, and the other major rating agencies reaffirmed their decision to continue giving the highest ratings to U.S. debt. At Vanguard, our credit analysts and economists regularly assess the financial strength of the United States and other sovereign borrowers. Our confidence in the “full faith and credit” of the U.S. government remains unshaken, and we have cautioned investors against overreacting to the S&P downgrade.

A few stocks drove much of the fund’s performance
The Precious Metals and Mining Fund’s advisor, M&G Investment Management Limited, aims to invest in companies that boast financial strength, high-quality assets, and sound leadership. The fund has a relatively small portfolio—about 50 stocks, compared with about 300 in its benchmark index. A large proportion of the fund’s assets are concentrated in a few holdings that the advisor believes have strong potential for long-term capital appreciation.

While the fund’s results are subject to fluctuations in commodity prices, its advisor tries to look past short-term swings when making portfolio decisions. During the period, for example, the advisor maintained a sizable commitment to a company that mines mineral sands, used in industrial applications, at a time when gold and silver prices were attracting all the attention. Iluka Resources (+132%), an Australian mineral sands producer, represented about 10% of the fund’s

Expense Ratios
Your Fund Compared With Its Peer Group

		Peer Group
	Fund	Average
Precious Metals and Mining Fund	0.27%	1.37%

The fund expense ratio shown is from the prospectus dated May 26, 2011, and represents estimated costs for the current fiscal year. For the six months ended July 31, 2011, the fund’s annualized expense ratio was 0.27%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

Peer group: Precious Metal Funds.

4

assets, on average, during the period, and accounted for the lion’s share of the six-month return.

Not surprisingly, gold-related companies also played a key role in the fund’s strong performance. Producers of the yellow metal represented just under 40% of the fund’s assets, on average, during the period, and accounted for almost a third of its return. Gold prices, which have been approaching record levels, soared 22% during the six months as investors sought ways to guard against inflation and uncertainties in the global economy.

Other precious metals and minerals companies, a group that includes firms involved in the mining of silver, diamonds, and other metals, contributed less than 1 percentage point to the fund’s return. Silver prices (+42%) leapt higher than those of most other metals during the period (and experienced the most volatility); however, the fund’s silver-related holdings had limited impact on its overall return.

Weakness in base metal prices, including nickel (–9%), held back the fund’s return. Fear that a faltering global economy would cut demand for industrial metals hurt prices.

Stick to your long-term plan regardless of market conditions
In times of extreme market volatility, investing in precious metal and mining stocks is a bit like riding a roller coaster. Long-term investors in this fund know that the market’s swings can be sudden and dramatic. And, as all experienced investors have learned, we must expect the unexpected.

That means putting good news and bad news in perspective. What we can and should do is clearly define our long-term goals and develop a portfolio that includes stocks, bonds, and money market mutual funds and is consistent with our risk tolerance. This balanced approach has demonstrated its wisdom over decades.

Vanguard Precious Metals and Mining Fund, with its wide exposure to metals and mining companies around the world, can play a supporting role in such a well-balanced portfolio. Although the fund’s narrow focus can expose it to notable volatility, it can help diversify a portfolio of stock and bond funds by providing exposure to commodities that can behave differently from other parts of the market.

Before closing, I want to recognize M&G Investment Management’s Graham French, who is now in his 15th year as portfolio manager of the Precious Metals and Mining Fund. Mr. French and his entire team have earned our thanks for their distinguished service to Vanguard shareholders over a decade and a half at the helm.

As always, I thank you for continuing to entrust your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
August 10, 2011

5

Advisor’s Report

Vanguard Precious Metals and Mining Fund produced a healthy return of 8.88% for the six months ended July 31, 2011. The fund ended ahead of its customized benchmark index but behind the average return of its peer funds.

Markets were unsettled during the period. Despite exogenous shocks such as uprisings in the Middle East and the tsunami in Japan, equity markets remained remarkably resilient for a time, reaching their highest levels since the 2008 financial crisis by late April. But they gave back much of the gain as the period progressed.

As systemic issues reemerged in the second half of the reporting period, risk-aversion returned as well. Sovereign-debt issues in peripheral Eurozone nations and, perhaps more alarmingly, the inability of U.S. legislators to agree on a new borrowing level and debt-reduction strategy knocked investor sentiment. Cash left equities for bond funds, and the gold price once again soared, rising by $300 per ounce to $1,627. Silver, also a beneficiary of fear, outperformed gold over the period, climbing by more than 40% to finish at $40 per ounce after declining somewhat from historic highs.

The rising gold bullion price was supported further by disappointing U.S. gross domestic product (GDP) growth figures that pointed toward a weaker economic outlook in “Western” economies. Non-precious metals and minerals, such as copper and iron ore, experienced greater price volatility, but ended the period broadly flat.

The main contribution to the fund’s performance came from Australian mineral sands producer Iluka Resources. Pricing power owing to the scarcity of zircon, ilmenite, and rutile has afforded Iluka, the largest of three global pure-play producers, relative immunity to the market contagion that has been affecting most mining companies.

Gold producers also have a built-in ability to repel such negative sentiment. As their revenues are inextricably linked to the price of gold, their profit margins can expand as the price rises. Once again Canada-based Centerra Gold performed strongly for the fund, thanks to increased output levels, a reduction in unit costs of production, and the high gold price. Moreover, budget allocated to exploratory projects is bearing fruit, as the company has announced a significant precious- and base-metal discovery in northeast Mongolia.

In February, Anatolia Minerals bought out Avoca Resources, forming gold producer Alacer Gold, with operations in both Turkey and Australia. This stock also helped the fund’s performance, thanks not only to the increase in operating margins but also to successful exploration that buoyed the company’s future commercial prospects.

Aquila Resources, an Australian coal and iron ore producer, and Eramet, the French manganese and nickel miner, were the two largest detractors from performance. Since November, Aquila has been engaged in a dispute with Brazilian mining company Vale over the shared Isaac Plains coal mine. The disagreement is affecting

6

production and thereby revenues. We retain high confidence in Aquila based on its valuable coal and iron ore assets, as both commodities continue to see strong demand. In the case of Eramet, falling commodity prices and concerns about the demand outlook for steel have adversely affected performance.

During the six months we continued to increase the fund’s exposure to several of its gold-related holdings. We added to our positions in Canadian-listed Minefinders, which operates the highly valuable, multimillion-ounce Dolores mine in Mexico, and in the gold exploration and production companies Medusa Mining, Eldorado Gold, and Centerra Gold. We opened a new position in Canadian-based gold miner NovaGold, quickly building it into a meaningful holding, and doubled our position in Alacer Gold.

The gold ETF market has made exposure to gold bullion more accessible for investors, forcing gold producers to compete for capital. A culture of capital discipline and thoughtful project appraisal is emerging, with companies initiating dividends, differentiating themselves, and rewarding investors. In a standout management decision for the industry, U.S.-listed Newmont Mining introduced a progressive policy linking its dividend to the gold price.

Although we have reduced the fund’s platinum holdings significantly in recent months, we continue to recognize the value of platinum and have sought to gain indirect access to the metal. We have been building a position in Umicore, which gives the fund exposure to the growing economic demand for platinum. Umicore is a producer and recycler of autocatalysts (minerals essential for vehicle production) in a market that is dominated by a few firms and is characterized by the capital-intensive process and high-quality product produced. Umicore recycles not only autocatalysts but also 19 metals, using hard-to-replicate technology. Moreover, the company has great capital discipline.

In contrast, we significantly reduced our position in Sherritt International, a Canadian-listed nickel and coal producer. Compared to less-substitutable base metals and minerals such as copper and zircon, nickel has weaker demand/supply dynamics and is therefore less resilient in the face of an economic slowdown. This has been reflected in the metal’s recent price decline. As production costs rise and the price of nickel continues to fall, Sherritt’s margins look set to be under pressure in the near term.

We trimmed our holdings in the Peruvian gold exploration company Cia de Minas Buenaventura and sold out of Australian metal recycler Sims Metal Management. Energy prices, a substantial input cost in the recycling process, remain high, reducing operating profits and affecting Sims Metal’s prospects for future growth. As part of our reduction in exposure to platinum miners, we sold most of our shares in South African Northam Platinum, and U.K.-listed Lonmin has been almost entirely removed from the portfolio. Production problems continue at Lonmin, and given rising energy prices, industrywide

7

labor issues, and a strengthening currency, the medium-term outlook for the company is challenged.

In a period of heightened uncertainty and the knock-on impact that this has on cyclical stocks, it is important to keep the fund’s core philosophy in mind. We retain our long-held conviction regarding the dependence of developing countries on accessing commodities for urbanization and industrialization. As always, we are intent on monitoring existing companies and discovering new enterprises with sound management reflected in their strong company fundamentals, cash-generative projects, and creation of long-term value for investors. Sections of the market that can benefit from both demand/supply imbalances and the unrelenting structural shift in economic power from “West” to “East” continue to be our focus as we look to unearth the most compelling investment opportunities for the fund.

Portfolio Managers:

Graham E. French

Matthew Vaight, UKSIP

M&G Investment Management Ltd.

August 10, 2011

8

Precious Metals and Mining Fund

Fund Profile
As of July 31, 2011

Portfolio Characteristics
		S&P
		Precious	DJ
		Metals and	U.S. Total
		Mining	Market
	Fund	Index	Index
Number of Stocks	51	331	3,753
Median Market Cap	$4.6B	$27.4B	$31.4B
Price/Earnings Ratio	26.8x	15.9x	16.3x
Price/Book Ratio	2.8x	2.3x	2.2x
Return on Equity	5.1%	16.2%	19.0%
Earnings Growth Rate	5.2%	4.6%	6.3%
Dividend Yield	1.2%	1.3%	1.8%
Foreign Holdings	90.2%	89.5%	0.0%
Turnover Rate
(Annualized)	30%	—	—
Ticker Symbol	VGPMX	—	—
Expense Ratio[1]	0.27%	—	—
Short-Term Reserves	2.2%	—	—

Market Diversification (% of equity exposure)

Europe
United Kingdom			8.6%
France			8.2
Germany			4.9
Belgium			1.4
Other			0.2
Subtotal			23.3%
Pacific
Australia			29.8%
Singapore			3.8
Subtotal			33.6%
Emerging Markets
Other			1.0%
North America
Canada			33.8%
United States			8.3
Subtotal			42.1%

Volatility Measures
	S&P
	Precious	DJ
	Metals and	U.S. Total
	Mining	Market
	Index	Index
R-Squared	0.92	0.71
Beta	1.04	1.58
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
lluka Resources Ltd.	Diversified Metals
	& Mining	9.4%
Centerra Gold Inc.	Gold	7.1
Newmont Mining Corp.	Gold	6.3
Hochschild Mining plc	Precious Metals &
	Minerals	6.1
OZ Minerals Ltd.	Diversified Metals
	& Mining	4.9
Eldorado Gold Corp.	Gold	4.8
K+S AG	Fertilizers &
	Agricultural
	Chemicals	4.8
Imerys SA	Construction
	Materials	4.8
Alacer Gold Corp.	Gold	4.3
Nevsun Resources Ltd.	Gold	4.2
Top Ten		56.7%
The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated May 26, 2011, and represents estimated costs for the current fiscal year. For the six months ended July 31, 2011, the annualized expense ratio was 0.27%.

9

Precious Metals and Mining Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2001, Through July 31, 2011

Spliced Precious Metals and Mining Index: S&P/Citigroup World Equity Gold Index through June 30, 2005; S&P Custom Precious Metals and Mining Index thereafter.

Note: For 2012, performance data reflect the six months ended July 31, 2011.

Average Annual Total Returns: Periods Ended June 30, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Precious Metals and Mining Fund	5/23/1984	41.82%	7.90%	20.78%

Vanguard fund returns do not reflect the 1% fee on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

10

Precious Metals and Mining Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (98.2%)
Australia (29.3%)
1	Iluka Resources Ltd.	25,359,898	494,386
1	OZ Minerals Ltd.	17,200,000	256,834
*,1	Aquila Resources Ltd.	28,900,000	212,535
1	Medusa Mining Ltd.	24,000,000	185,973
*,1	St. Barbara Ltd.	51,000,000	103,118
*,1	Resolute Mining Ltd.	51,965,029	77,130
*,1	Cudeco Ltd.	13,000,000	46,977
1	Panoramic
	Resources Ltd.	19,700,000	38,434
*	Discovery Metals Ltd.	14,672,690	23,415
*	Atlas Iron Ltd.	4,850,000	21,546
*,1	Equatorial
	Resources Ltd.	6,250,000	19,993
*	Ivanhoe Australia Ltd.	4,000,000	11,220
*	Galaxy Resources Ltd.	11,363,638	8,503
*,1	Reed Resources Ltd.	15,700,000	7,686
*	Gindalbie Metals Ltd.	8,000,000	6,929
*,1	Apex Minerals NL	624,120,369	5,491
	BHP Billiton Ltd.	100,000	4,573
*,1	Speewah Metals Ltd.	13,500,000	4,538
*,1	Drummond Gold Ltd.	35,000,000	2,307
*	Zambezi Resources Ltd.	4,895,833	128
*	MIL Resources Ltd.	2,685,873	56
			1,531,772
Belgium (1.4%)
	Umicore SA	1,400,000	71,320

Canada (33.1%)
1	Centerra Gold Inc.	18,950,000	371,483
	Eldorado Gold Corp.	14,700,000	253,090
*,1	Alacer Gold Corp.	23,100,000	224,363
1	Nevsun Resources Ltd.	38,500,000	220,415
*,^,1	Minefinders Corp.	11,900,000	173,859
*,1	Harry Winston
	Diamond Corp.	9,500,000	147,951
*,1	SEMAFO Inc.	15,700,000	140,165
*,^	NovaGold Resources Inc.	11,235,914	112,584

			Market
			Value
		Shares	($000)
	Sherritt
	International Corp.	12,225,000	76,386
*	Claude Resources Inc.	2,400,000	4,296
*	Bear Creek Mining Corp.	750,000	3,768
*	Lake Shore Gold Corp.	1,000,000	2,271
	Franco-Nevada Corp.	50,000	2,091
			1,732,722
	France (8.0%)
	Imerys SA	3,650,000	250,619
	Eramet	610,000	169,740
			420,359
	Germany (4.8%)
	K&S AG	3,150,000	251,330

	Indonesia (0.1%)
	International Nickel
	Indonesia Tbk PT	12,500,000	6,228

	Ireland (0.2%)
*	Kenmare Resources plc	13,627,035	12,358

	Papua New Guinea (0.0%)
*	Bougainville Copper Ltd.	2,000,000	2,136

	Peru (0.0%)
	Cia de Minas
	Buenaventura SA ADR	50,000	2,047

	Russia (0.6%)
	Uralkali GDR	650,000	31,807

	Singapore (3.8%)
	Noble Group Ltd.	127,180,353	197,217

	South Africa (0.3%)
	Northam Platinum Ltd.	3,000,000	16,632

	United Kingdom (8.5%)
1	Hochschild Mining plc	40,500,000	317,065

11

Precious Metals and Mining Fund

		Market
		Value
	Shares	($000)
Petropavlovsk plc	8,800,000	114,933
Lonmin plc	400,000	8,294
* Gemfields plc	3,333,333	1,358
		441,650
United States (8.1%)
Newmont Mining Corp.	5,900,000	328,099
1 AMCOL
International Corp.	3,080,000	94,433
		422,532
Total Common Stocks
(Cost $3,710,833)		5,140,110
Precious Metals (0.1%)
* Platinum Bullion
(In Troy Ounces)	2,009	3,581
Total Precious Metals
(Cost $1,213)		3,581
Temporary Cash Investment (2.4%)
Money Market Fund (2.4%)
2,3 Vanguard Market
Liquidity Fund, 0.114%
(Cost $127,405)	127,404,874	127,405
Total Investments (100.7%)
(Cost $3,839,451)		5,271,096
Other Assets and Liabilities (-0.7%)
Other Assets		54,817
Liabilities[3]		(93,773)
		(38,956)
Net Assets (100%)
Applicable to 199,427,416 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		5,232,140
Net Asset Value Per Share		$26.24

Market
Value
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value	5,271,096
Receivables for Investment
Securities Sold	37,109
Other Assets	17,708
Total Assets	5,325,913
Liabilities
Payables for Investment
Securities Purchased	56,069
Other Liabilities	37,704
Total Liabilities	93,773
Net Assets	5,232,140

At July 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	3,847,605
Overdistributed Net Investment Income	(167,777)
Accumulated Net Realized Gains	120,626
Unrealized Appreciation (Depreciation)
Investment Securities	1,431,645
Foreign Currencies	41
Net Assets	5,232,140

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $8,594,000.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $9,430,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

12

Precious Metals and Mining Fund

Statement of Operations

Six Months Ended
July 31, 2011
($000)
Investment Income
Income
Dividends[1,2]	64,214
Interest[2]	92
Security Lending	2,338
Total Income	66,644
Expenses
Investment Advisory Fees—Note B
Basic Fee	3,141
Performance Adjustment	(1,171)
The Vanguard Group—Note C
Management and Administrative	4,425
Marketing and Distribution	571
Custodian Fees	273
Shareholders’ Reports	22
Trustees’ Fees and Expenses	6
Total Expenses	7,267
Net Investment Income	59,377
Realized Net Gain (Loss)
Investment Securities Sold [2]	162,364
Foreign Currencies	(1,598)
Realized Net Gain (Loss)	160,766
Change in Unrealized Appreciation (Depreciation)
Investment Securities	218,053
Foreign Currencies	(93)
Change in Unrealized Appreciation (Depreciation)	217,960
Net Increase (Decrease) in Net Assets Resulting from Operations	438,103

1 Dividends are net of foreign withholding taxes of $4,432,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $49,270,000, $92,000, and $109,599,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Precious Metals and Mining Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2011	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	59,377	26,820
Realized Net Gain (Loss)	160,766	138,087
Change in Unrealized Appreciation (Depreciation)	217,960	1,089,283
Net Increase (Decrease) in Net Assets Resulting from Operations	438,103	1,254,190
Distributions
Net Investment Income	(10,948)	(221,507)
Realized Capital Gain	—	(38,436)
Total Distributions	(10,948)	(259,943)
Capital Share Transactions
Issued	442,252	1,200,221
Issued in Lieu of Cash Distributions	10,102	239,830
Redeemed[1]	(677,453)	(1,088,329)
Net Increase (Decrease) from Capital Share Transactions	(225,099)	351,722
Total Increase (Decrease)	202,056	1,345,969
Net Assets
Beginning of Period	5,030,084	3,684,115
End of Period[2]	5,232,140	5,030,084

1 Net of redemption fees for fiscal 2012 and 2011 of $1,407,000 and $2,999,000, respectively.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($167,777,000) and ($227,207,000).

See accompanying Notes, which are an integral part of the Financial Statements.

14

Precious Metals and Mining Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2011	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$24.15	$18.74	$10.74	$33.45	$28.64	$27.08
Investment Operations
Net Investment Income	.248[1]	.181	.093[2]	.653	.900[2]	.560
Net Realized and Unrealized Gain (Loss)
on Investments[3]	1.895	6.521	8.207	(19.849)	8.362	4.027
Total from Investment Operations	2.143	6.702	8.300	(19.196)	9.262	4.587
Distributions
Dividends from Net Investment Income	(.053)	(1.101)	(.300)	(.763)	(.670)	(.490)
Distributions from Realized Capital Gains	—	(.191)	—	(2.751)	(3.782)	(2.537)
Total Distributions	(.053)	(1.292)	(.300)	(3.514)	(4.452)	(3.027)
Net Asset Value, End of Period	$26.24	$24.15	$18.74	$10.74	$33.45	$28.64

Total Return[4]	8.88%	35.35%	77.75%	-60.16%	33.97%	17.48%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,232	$5,030	$3,684	$1,644	$4,635	$3,444
Ratio of Total Expenses to
Average Net Assets[5]	0.27%	0.27%	0.27%	0.30%	0.28%	0.35%
Ratio of Net Investment Income to
Average Net Assets	1.86%[1]	0.61%	0.59%[2]	2.17%	2.70%[2]	1.88%
Portfolio Turnover Rate	30%	34%	17%	22%	29%	24%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.101 and 0.38%, respectively, resulting from a special dividend from OZ Minerals Ltd. in May 2011.
2 Net investment income per share and the ratio of net investment income to average net assets for the year ended January 31, 2008, include $0.190 and 0.65%, respectively, resulting from a special dividend from Centennial Coal Co. Ltd. in January 2008. Based on additional information reported by the company in 2009, a portion of the special dividend was reallocated to return of capital. The reallocation reduced net investment income per share and the ratio of net investment income to average net assets for the year ended January 31, 2010, by $.134 and 0.90% respectively. The reallocation has no impact on net assets, net asset values per share, or total returns.
3 Includes increases from redemption fees of $.01, $.01, $.01, $.01, $.01, and $.03.
4 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
5 Includes performance-based investment advisory fee increases (decreases) of (0.04%), (0.05%), (0.08%), 0.00%, (0.01%), and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Precious Metals and Mining Fund

Notes to Financial Statements

Vanguard Precious Metals and Mining Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Precious metals are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2008–2011), and for the period ended July 31, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

16

Precious Metals and Mining Fund

B. M&G Investment Management Ltd. provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the S&P Custom Precious Metals and Mining Index. For the six months ended July 31, 2011, the investment advisory fee represented an effective annual basic rate of 0.12% of the fund’s average net assets before a decrease of $1,171,000 (0.04%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2011, the fund had contributed capital of $804,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.32% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of July 31, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North America	2,155,254	—	—
Common Stocks—Other	2,047	2,982,809	—
Precious Metals	3,581	—	—
Temporary Cash Investments	127,405	—	—
Total	2,288,287	2,982,809	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended July 31, 2011, the fund realized net foreign currency losses of $1,598,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to overdistributed net investment income.

17

Precious Metals and Mining Fund

Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the six months ended July 31, 2011, the fund realized gains on the sale of passive foreign investment companies of $12,599,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized gains to overdistributed net investment income. Passive foreign investment companies held at July 31, 2011, had unrealized appreciation of $184,909,000 as of October 31, 2010, the most recent mark-to-market date for tax purposes. This amount has been distributed and is reflected in the balance of overdistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. The fund realized losses of $29,139,000 during the period from November 1, 2010, through January 31, 2011, which are deferred and will be treated as realized for tax purposes in fiscal 2012. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2012; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At July 31, 2011, the cost of investment securities for tax purposes was $4,024,360,000. Net unrealized appreciation of investment securities for tax purposes was $1,246,736,000, consisting of unrealized gains of $1,437,335,000 on securities that had risen in value since their purchase and $190,599,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2011, the fund purchased $780,743,000 of investment securities and sold $974,165,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	July 31, 2011	January 31, 2011
	Shares	Shares
	(000)	(000)
Issued	16,841	51,798
Issued in Lieu of Cash Distributions	401	9,325
Redeemed	(26,081)	(49,471)
Net Increase (Decrease) in Shares Outstanding	(8,839)	11,652

18

Precious Metals and Mining Fund

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
Jan. 31, 2011			Proceeds from		July 31, 2011
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Alacer Gold Corp	—	37,063	—	—	224,363
AMCOL International Corp.	92,154	—	—	1,109	94,433
Anatolia Minerals Development Ltd.	127,401	—	—	—	NA1
Apex Minerals NL	8,648	2,857	—	—	5,491
Aquila Resources Ltd.	241,802	23,570	—	—	212,535
Centerra Gold Inc.	288,870	18,237	—	6,305	371,483
Cudeco Ltd.	45,365	—	—	—	46,977
Drummond Gold Ltd	2,002	805	—	—	2,307
Equatorial Resources Ltd.	16,927	3,833	—	—	19,993
Harry Winston Diamond Corp.	105,450	—	3,910	—	147,951
Hochschild Mining plc	315,318	—	—	1,224	317,065
Iluka Resources Ltd.	358,880	—	272,123	2,968	494,386
Imerys SA	257,069	—	18,295	5,432	NA2
Medusa Mining Ltd.	92,107	81,603	—	584	185,973
Minefinders Corp.	56,202	80,199	—	—	173,859
Nevsun Resources Ltd.	229,920	—	—	1,008	220,415
OZ Minerals Ltd.	275,736	16,674	7,542	28,732	256,834
Panoramic Resources Ltd.	46,214	—	—	808	38,434
Reed Resources Ltd.	—	9,141	—	—	7,686
Resolute Mining Ltd.	69,127	—	—	—	77,130
SEMAFO Inc.	198,122	—	32,128	—	140,165
Sherritt International Corp.	169,982	—	50,153	1,100	NA2
Speewah Metals Ltd.	—	4,983	—	—	4,538
St. Barbara Ltd.	97,094	—	—	—	103,118
	3,094,390			49,270	3,145,136

1 Not applicable—In February 2011, Anatolia Minerals Development Ltd. merged into Alacer Gold Corp.
2 Not applicable—At July 31, 2011, the security was still held, but the issuer was no longer an affiliated company of the fund.

I. In preparing the financial statements as of July 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

19

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

20

Six Months Ended July 31, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Precious Metals and Mining Fund	1/31/2011	7/31/2011	Period
Based on Actual Fund Return	$1,000.00	$1,088.83	$1.40
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.46	1.35

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.27%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

21

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Precious Metals and Mining Fund has renewed the fund’s investment advisory agreement with M&G Investment Management Limited. The board determined that the retention of the advisor was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that M&G, founded in 1931, specializes in managing equity and fixed income portfolios for both institutional and retail clients worldwide. The advisor continues to employ a sound process, selecting companies that are broadly representative of the metals and mining industries with emphasis on well-managed, returns-focused companies. The fund may be invested in rare minerals (such as diamonds), precious metals (such as gold, silver, and platinum), and base metals and minerals (such as coal). The advisor’s global equity research team—composed of six senior investment professionals and four analysts— conducts intensive fundamental analysis on companies in the industry, including regular company visits. The firm has advised the fund since the fund’s inception in 1984.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board noted that the fund is more broadly diversified than its competitors—with the ability to invest up to half of the fund’s assets in non-precious metals and mining stocks. The board concluded that the advisor has carried out the fund’s investment strategy in disciplined fashion, and that performance results have allowed the fund to remain competitive versus its benchmark and peer group over the long term; however, short-term performance lagged. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of M&G in determining whether to approve the advisory fee, because M&G is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

22

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

23

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

24

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School (retired July 2011); Chief Investment
Officer and co-Managing Partner of HighVista	Heidi Stam
Strategies LLC (private investment firm); Director of	Born 1956. Secretary Since July 2005. Principal
Rand Merchant Bank; Overseer of the Museum of	Occupation(s) During the Past Five Years: Managing
Fine Arts Boston.	Director of The Vanguard Group, Inc., since 2006;
General Counsel of The Vanguard Group since 2005;
Alfred M. Rankin, Jr.	Secretary of The Vanguard Group and of each of the
Born 1941. Trustee Since January 1993. Principal	investment companies served by The Vanguard Group
Occupation(s) During the Past Five Years: Chairman,	since 2005; Director and Senior Vice President of
President, and Chief Executive Officer of NACCO	Vanguard Marketing Corporation since 2005;
Industries, Inc. (forklift trucks/housewares/lignite);	Principal of The Vanguard Group (1997–2006).
Director of Goodrich Corporation (industrial products/
aircraft systems and services) and the National
Association of Manufacturers; Chairman of the	Vanguard Senior Management Team
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of	R. Gregory Barton	Michael S. Miller
the Board of The Cleveland Museum of Art.	Mortimer J. Buckley	James M. Norris
	Kathleen C. Gubanich	Glenn W. Reed
Peter F. Volanakis	Paul A. Heller	George U. Sauter
Born 1955. Trustee Since July 2009. Principal	Martha G. King
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director of	Chairman Emeritus and Senior Advisor
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of	John J. Brennan
Business Administration at Dartmouth College.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Executive Officers
Founder
Glenn Booraem
Born 1967. Controller Since July 2010. Principal	John C. Bogle
Occupation(s) During the Past Five Years: Principal	Chairman and Chief Executive Officer, 1974–1996
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q532 092011

Vanguard Health Care Fund
Semiannual Report

July 31, 2011

> For the six months ended July 31, 2011, Vanguard Health Care Fund returned more than 10%.

> The fund’s return was in line with that of its benchmark index for the period, and slightly ahead of the average return for global health/biotechnology funds.

> Pharmaceutical companies—which represented about half of the fund’s holdings, on average, for the period—contributed most significantly to returns.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	6
Fund Profile.	8
Performance Summary.	10
Financial Statements.	11
About Your Fund’s Expenses.	24
Trustees Approve Advisory Agreement.	26
Glossary.	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Six Months Ended July 31, 2011
Total
Returns
Vanguard Health Care Fund
Investor Shares	10.37%
Admiral™ Shares	10.40
MSCI All Country World Health Care Index	10.36
Global Health/Biotechnology Funds Average	9.87
Global Health/Biotechnology Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
January 31, 2011 , Through July 31, 2011

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Health Care Fund
Investor Shares	$124.30	$136.16	$0.127	$0.822
Admiral Shares	52.45	57.47	0.057	0.347

1

Chairman’s Letter

Dear Shareholder,

During the six months ended July 31, 2011 the health care sector returned to favor with investors, handily outperforming the broad stock market.

Vanguard Health Care Fund kept pace with the sector’s strong performance, returning more than 10%. The fund’s return was in line with that of its benchmark index and a few steps ahead of the average return of its peer funds. The fund’s pharmaceutical holdings—which accounted for about 50% of the fund, on average, during the period—contributed the most to returns.

Please note that on May 11, we lowered the minimum required investment for the Investor Shares of several Vanguard funds, including the Health Care Fund, to $3,000. This was done as part of our ongoing efforts to simplify how we offer Investor Shares and to increase the accessibility of our funds.

Stocks worldwide crept higher in a treacherous marketplace
Global stock markets struggled to find direction during the past six months, as every positive signal seemed to be paired with its negative. The good news included surprisingly strong corporate profits, which proved to be a source of investor optimism through much of the period.

The counterpoint was a series of increasingly glum economic reports. Expectations that the U.S. economic

2

expansion would accelerate in the second half of the year gave way to anxiety about the possibility of recession. The Dow Jones U.S. Total Stock Market Index finished the period with a return of 1.55%. Across the globe, stock returns were similarly modest.

Bonds rallied in the U.S. market as investors sought safety
Bond prices climbed amid the turbulence. Investors sought refuge from a collection of troubles: Europe’s debt dramas, economic shocks produced by the Japanese tsunami and its aftermath, and prolonged debate over raising the U.S. debt ceiling. For the full six months, the broad U.S. taxable bond market returned more than 4%. (Rising prices are a mixed blessing, of course; they imply lower yields on future investment.)

The yields on money market instruments such as Treasury bills remained near 0%, consistent with the Federal Reserve Board’s target for short-term interest rates.

The U.S. credit downgrade: a cause for concern, not panic
On August 5, after the close of our reporting period, Standard & Poor’s downgraded its credit rating of U.S. debt from AAA to AA+. S&P said its action was prompted, in large part, by concern about “the effectiveness, stability, and predictability of American policymaking and political institutions”—in other words, the political gridlock on vivid display during the debt-ceiling debate.

Market Barometer

			Total Returns
		Periods Ended July 31, 2011
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	1.62%	20.68%	2.80%
Russell 2000 Index (Small-caps)	2.63	23.92	4.00
Dow Jones U.S. Total Stock Market Index	1.55	20.83	3.27
MSCI All Country World Index ex USA (International)	1.39	17.36	3.18

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	4.23%	4.44%	6.57%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	6.27	3.24	4.90
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.13	1.78

CPI
Consumer Price Index	2.59%	3.63%	2.11%

3

The downgrade was controversial, and the other major rating agencies reaffirmed their decision to continue giving the highest ratings to U.S. debt. At Vanguard, our credit analysts and economists regularly assess the financial strength of the United States and other sovereign borrowers. Our confidence in the “full faith and credit” of the U.S. government remains unshaken, and we have cautioned investors against overreacting to the S&P downgrade.

Health care reemerges as a market leader
After lagging the broad market for several years, health care stocks staged an impressive resurgence early in the period, as uncertainty over heath care reform diminished and investor sentiment toward the industry improved. When the economy’s recovery turned rocky over the final three months of the period, the sector—along with the rest of the market—lost some of its gains, but nevertheless finished the period with a strong, market-beating return.

Vanguard Health Care Fund’s return of more than 10% for the six months was driven in large part by pharmaceuticals, although performance was generally strong across the industry.

Stocks of pharmaceutical firms returned to favor as their prices became more attractive and investors grew more comfortable with how managements were handling the expiration of patents on valuable products and a challenging regulatory environment. The drug giants

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
Health Care Fund	0.35%	0.30%	1.39%

The fund expense ratios shown are from the prospectus dated May 26, 2011, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2011, the fund’s annualized expense ratios were 0.35% for Investor Shares and 0.30% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

Peer group: Global Health/Biotechnology Funds.

4

also stand to benefit from increased wealth in emerging markets. As per-capita incomes increase, demand for better health care and brand-name drugs is opening up new opportunities for these firms.

Health care providers and services was another bright spot for the fund, with notable strength in managed health care. Stocks of managed care companies rose during the period as investor concerns over health care reform faded.

The advisor’s selections in biotech stocks had the biggest positive impact on returns relative to the benchmark. Biotech firms were strong performers during the period, mostly because of “label expansion,” which occurs when a drug that has been approved to treat one ailment gains approval from the Food and Drug Administration for the treatment of a second illness or set of patients.

Don’t let market volatility interfere with long-term goals
Stocks declined in each of the final three months of the recent half-year, but the losses didn’t completely erase the gains recorded over the period’s first half. While the Health Care Fund outperformed the broader market, it wasn’t immune from the recent volatility.

The return of turbulence to the market can be unsettling, particularly since many of us have fresh memories of the financial crisis of 2008–2009. But although it can be tempting to react rashly when the market swings one way or the other, it’s crucial not to let short-term volatility influence your investment decisions.

At Vanguard, we urge investors to create a long-term investment plan that suits their goals and risk tolerance and to stick with that plan regardless of what’s happening in the market. As part of that effort, Vanguard Health Care Fund can help diversify a well-balanced portfolio by providing broad exposure to the health care industry at a low cost.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
August 10, 2011

5

Advisor’s Report

Vanguard Health Care Fund gained about 10% for the six months ended July 31, 2011. The fund’s return was in line with that of its benchmark and slightly ahead of the average return for health/biotechnology funds. The Standard & Poor’s 500 Index, a proxy for the broader market, returned more than 1%.

The investment environment
The outperformance of health care stocks seemed to be driven by slower economic growth and the perceived safety of the health care sector relative to the broader market. It’s important to note that the improving backdrop for health care fundamentals also drove the higher returns, including diminished uncertainty related to health care reform and a marked improvement in approvals by the Food and Drug Administration (FDA).

Our successes
As in recent past periods, UnitedHealth Group was our largest contributor to performance on an absolute basis. UnitedHealth Group continued to lead a managed care group that has performed well overall. Managed care companies have benefited from lower medical costs and utilization as a result of the weak economy. Roche, a pharmaceutical manufacturer focused on oncology, antivirals, and diagnostics, was another top performer; the company rebounded from a period of weakness related to lowered expectations

Major Portfolio Changes
Six Months Ended July 31, 2011

Additions	Comments
Bristol-Myers Squibb	Increased our position based on positive developments involving a number of drugs in the company’s pipeline, such as apixiban and ipilimumab; these drugs will help Bristol-Myers Squibb overcome the patent expiration on Plavix.
Merck	The market is too pessimistic about Merck’s ability to increase its earnings over the long term; we increased our position as investor confusion over the new CEO’s decision to withdraw long-term
guidance metrics provided an attractive buy opportunity.
United Therapeutics	Added to our position amid a decline in the stock price as results from an oral pulmonary arterial hypertension trial did not meet investors’ expectations but were encouraging in our view.

Reductions	Comments
Cephalon	Trimmed our position after the stock rose when Teva
Pharmaceutical offered to buy the company, outbidding
Valeant Pharmaceutical.
Beckman Coulter	Trimmed and then eliminated our position when Danaher
completed a tender offer for the company.
Genzyme	Eliminated our position after the stock rose following an
acquisition offer by Sanofi.

6

for the cancer drug Avastin. We continue to view Roche’s pipeline favorably. Forest Labs was another strong contributor. Although it faces patent expirations for some key drugs, we have been encouraged by the progress in its new-to-market and late-stage pipeline drugs.

Our shortfalls
Our exposure to Japan detracted from performance. Prices of Japanese shares held in the portfolio, including Daiichi Sankyo and Shionogi, declined along with equities in Japan overall. Daiichi Sankyo, a major pharmaceutical company, has two plants affected by March’s earthquake, but the impact should be temporary. We are excited about the potential for Daiichi Sankyo’s anticoagulant drug, edoxaban. The price of Shionogi, another pharmaceutical company, fell as the company revised its earnings forecast downward for the third time. Poor performance in the company’s U.S. business segment continues to weigh on the shares. We believe the company’s promising new HIV drug and continued increased sales of Crestor, the cholesterol drug that it licenses to AstraZeneca, will drive earnings growth going forward. We are also seeing signs that the Japanese equity market is improving.

The fund’s positioning
The health care industry continues to face risks, but it also has opportunities. While we see signs that the potential impact of health care reform on the industry may be manageable, significant uncertainty remains. Health care will continue to be in the spotlight as the United States and European countries struggle to reduce their debt burdens.

Emerging markets represent a growth frontier for the global therapeutic and device companies, which is positive for the sector. We are also encouraged by an improving trend at the FDA this year. And finally, unlike industries that tend to demonstrate a higher degree of sensitivity to adverse changes in the economy, the health care sector has historically demonstrated more defensive qualities.

We will continue to strive to identify early the drugs and devices with the best chances of changing medicine, as well as the service companies that are best positioned to capture opportunities along the health care chain. We will continue to stay diversified, focused on the long haul, and positioned in what we believe to be the most attractive health care stocks.

Edward P. Owens, CFA
Senior Vice President and Portfolio Manager

Jean M. Hynes, CFA
Senior Vice President and Associate Portfolio Manager

Wellington Management Company, LLP

August 12, 2011

7

Health Care Fund

Fund Profile
As of July 31, 2011

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VGHCX		VGHAX
Expense Ratio[1]	0.35%		0.30%
30-Day SEC Yield	1.53%		1.58%

Portfolio Characteristics
		MSCI	DJ
		ACWI	U.S. Total
		Health	Market
	Fund	Care	Index
Number of Stocks	78	137	3,753
Median Market Cap	$24.8B	$50.9B	$31.4B
Price/Earnings Ratio	14.8x	17.0x	16.3x
Price/Book Ratio	2.2x	2.5x	2.2x
Return on Equity	20.3%	21.8%	19.0%
Earnings Growth Rate	8.1%	7.3%	6.3%
Dividend Yield	2.4%	2.8%	1.8%
Foreign Holdings	21.1%	43.8%	0.0%
Turnover Rate
(Annualized)	5%	—	—
Short-Term Reserves	9.8%	—	—

Volatility Measures
	Spliced	DJ
	Health	U.S. Total
	Care	Market
	Index	Index
R-Squared	0.95	0.68
Beta	0.97	0.66
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Merck & Co. Inc.	Pharmaceuticals	5.4%
Forest Laboratories Inc.	Pharmaceuticals	4.4
UnitedHealth Group Inc.	Managed Health
	Care	4.3
Roche Holding AG	Pharmaceuticals	4.1
McKesson Corp.	Health Care
	Distributors	3.7
Pfizer Inc.	Pharmaceuticals	3.5
Abbott Laboratories	Pharmaceuticals	3.4
AstraZeneca PLC	Pharmaceuticals	3.3
Amgen Inc.	Biotechnology	3.0
Eli Lilly & Co.	Pharmaceuticals	3.0
Top Ten		38.1%
The holdings listed exclude any temporary cash investments and equity index products.

Market Diversification (% of equity exposure)

Europe
Switzerland		6.6%
United Kingdom		4.3
France		1.0
Other		2.0
Subtotal		13.9%
Pacific
Japan		9.3%
Middle East		0.2%
North America
United States		76.6%

1 The expense ratios shown are from the prospectus dated May 26, 2011, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2011, the annualized expense ratios were 0.35% for Investor Shares and 0.30% for Admiral Shares.

8

Health Care Fund

Subindustry Diversification (% of equity exposure)

		MSCI
		ACWI
		Health
	Fund	Care
Biotechnology	8.4%	7.8%
Consumer Staples	2.0	0.0
Health Care Distributors	6.0	2.6
Health Care Equipment	8.9	11.2
Health Care Facilities	1.9	0.4
Health Care Services	3.3	4.8
Health Care Supplies	0.5	1.1
Health Care Technology	2.0	0.4
Industrials	0.4	0.0
Life Sciences Tools &
Services	0.3	3.1
Managed Health Care	14.5	5.2
Materials	1.2	0.0
Pharmaceuticals	50.6	63.4

9

Health Care Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2001, Through July 31, 2011

Spliced Health Care Index: S&P 500 Index through December 31, 2001; S&P Health Care Index through May 31, 2010; MSCI All Country World Health Care Index thereafter.

Note: For 2012, performance data reflect the six months ended July 31, 2011.

Average Annual Total Returns: Periods Ended June 30, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	5/23/1984	30.60%	6.40%	7.16%
Admiral Shares	11/12/2001	30.65	6.47	7.75[1]
1 Return since inception.

Vanguard fund returns do not reflect the 1% fee on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

10

Health Care Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (90.5%)
United States (69.3%)
Biotechnology (7.6%)
*	Amgen Inc.	11,810,355	646,026
*	Gilead Sciences Inc.	8,007,100	339,181
*	Biogen Idec Inc.	2,270,000	231,245
*	Vertex Pharmaceuticals
	Inc.	2,302,800	119,423
*	Cephalon Inc.	1,017,230	81,317
*	United Therapeutics Corp.	1,004,500	57,638
*	Onyx Pharmaceuticals Inc.	1,307,200	43,112
*	Cubist Pharmaceuticals
	Inc.	1,186,542	40,307
*	Regeneron
	Pharmaceuticals Inc.	600,000	31,836
*	Ironwood
	Pharmaceuticals Inc.	2,000,000	29,900
*	Amylin
	Pharmaceuticals Inc.	1,107,200	13,187
			1,633,172
Chemicals (1.1%)
	Sigma-Aldrich Corp.	3,380,000	226,798

Food & Staples Retailing (1.8%)
	Walgreen Co.	9,744,700	380,433

Health Care Equipment & Supplies (8.5%)
	St. Jude Medical Inc.	8,710,900	405,057
	Medtronic Inc.	8,301,100	299,255
	Becton Dickinson and Co.	3,102,500	259,400
	Baxter International Inc.	3,700,000	215,229
*	Boston Scientific Corp.	24,600,000	176,136
*	CareFusion Corp.	4,434,654	117,030
*	Zimmer Holdings Inc.	1,600,000	96,032
	DENTSPLY
	International Inc.	2,485,400	94,172

			Market
			Value
		Shares	($000)
	Covidien plc	1,750,000	88,882
*,^	NuVasive Inc.	1,680,103	48,085
	STERIS Corp.	803,083	28,100
			1,827,378
Health Care Providers & Services (23.1%)
	UnitedHealth Group Inc.	18,685,100	927,342
	McKesson Corp.	9,889,900	802,269
	WellPoint Inc.	7,602,400	513,542
	Humana Inc.	6,360,094	474,336
	CIGNA Corp.	7,510,600	373,803
	Quest Diagnostics Inc.	6,085,400	328,672
	Cardinal Health Inc.	6,236,708	272,918
*,1	Coventry Health Care Inc.	8,527,500	272,880
*	Laboratory Corp. of
	America Holdings	2,681,360	243,360
	Universal Health
	Services Inc. Class B	3,920,800	194,628
*,1	Health Management
	Associates Inc. Class A	14,856,900	141,141
*,1	Health Net Inc.	4,663,458	131,136
	Aetna Inc.	2,250,000	93,352
	Owens & Minor Inc.	3,000,000	91,500
*	Vanguard Health
	Systems Inc.	1,949,800	33,810
*	DaVita Inc.	304,600	25,446
*	WellCare Health Plans Inc.	449,000	19,689
*	Tenet Healthcare Corp.	1,300,000	7,228
			4,947,052
Health Care Technology (1.8%)
*	Cerner Corp.	5,900,000	392,291

Life Sciences Tools & Services (0.3%)
*	Parexel International Corp.	2,740,400	56,261

Machinery (0.3%)
	Pall Corp.	1,404,600	69,640

11

Health Care Fund

			Market
			Value
		Shares	($000)
	Pharmaceuticals (24.8%)
	Merck & Co. Inc.	33,830,248	1,154,626
*,1	Forest Laboratories Inc.	25,603,000	948,847
	Pfizer Inc.	38,483,888	740,430
	Abbott Laboratories	14,300,000	733,876
	Eli Lilly & Co.	16,629,900	636,925
	Bristol-Myers Squibb Co.	11,028,361	316,073
	Johnson & Johnson	4,600,000	298,034
	Perrigo Co.	3,059,100	276,267
*	Watson
	Pharmaceuticals Inc.	1,750,000	117,478
*	Hospira Inc.	1,095,070	55,980
*	Salix Pharmaceuticals Ltd.	1,000,000	38,780
	Warner Chilcott plc Class A	232,200	4,881
			5,322,197
	Total United States		14,855,222
	International (21.2%)
	Belgium (0.6%)
	UCB SA	2,590,728	119,155

	France (0.9%)
	Sanofi	1,871,976	145,454
	Ipsen SA	1,400,000	45,659
			191,113
	Germany (0.8%)
	Bayer AG	1,694,656	135,573
	Fresenius Medical Care
	AG & Co. KGaA	611,950	46,966
			182,539
	Ireland (0.4%)
*	Elan Corp. plc ADR	8,462,700	93,597

	Israel (0.2%)
	Teva Pharmaceutical
	Industries Ltd. ADR	800,000	37,312

	Japan (8.4%)
	Astellas Pharma Inc.	14,365,700	558,107
	Takeda Pharmaceutical
	Co. Ltd.	5,649,900	269,489
	Daiichi Sankyo Co. Ltd.	13,001,500	268,674
^	Eisai Co. Ltd.	5,793,700	235,152
	Shionogi & Co. Ltd.	10,916,234	188,389
	Mitsubishi Tanabe
	Pharma Corp.	7,100,000	128,642
	Chugai Pharmaceutical
	Co. Ltd.	5,321,700	94,502
	Ono Pharmaceutical
	Co. Ltd.	960,000	53,654
			1,796,609

		Market
		Value
	Shares	($000)
Switzerland (6.0%)
Roche Holding AG	4,263,977	765,153
Novartis AG	4,869,880	298,534
Roche Holding AG
(Bearer)	664,320	123,994
Novartis AG ADR	1,461,400	89,438
		1,277,119
United Kingdom (3.9%)
AstraZeneca plc	14,681,500	713,366
GlaxoSmithKline plc ADR	2,742,381	121,817
		835,183
Total International		4,532,627
Total Common Stocks
(Cost $12,180,255)		19,387,849
Temporary Cash Investments (10.3%)
Money Market Fund (0.3%)
[2,3] Vanguard Market
Liquidity Fund, 0.114%	68,250,000	68,250

	Face
	Amount
	($000)
Repurchase Agreements (8.1%)
Banc of America
Securities, LLC 0.180%,
8/1/11 (Dated 7/29/11,
Repurchase Value
$28,800,000, collateralized
by Federal Home Loan
Mortgage Corp. 2.892%,
1/1/41, and Federal
National Mortgage Assn.
3.002%, 1/1/41)	28,800	28,800
BNP Paribas Securities
Corp. 0.200%, 8/1/11
(Dated 7/29/11,
Repurchase Value
$333,006,000,
collateralized by Federal
Home Loan Mortgage
Corp. 4.000%–7.000%,
12/1/22–7/1/41, and
Federal National Mortgage
Assn. 3.500%–7.000%,
11/1/20–8/1/47)	333,000	333,000

12

Health Care Fund

	Face	Market
	Amount	Value
	($000)	($000)
Goldman Sachs & Co.
0.190%, 8/1/11 (Dated
7/29/11, Repurchase
Value $204,603,000,
collateralized by Federal
Home Loan Mortgage
Corp. 4.500%–5.000%,
5/1/31–5/1/41, and
Federal National Mortgage
Assn. 3.500%–5.000%,
2/1/26–11/1/40)	204,600	204,600
HSBC Bank USA 0.200%,
8/1/11 (Dated 7/29/11,
Repurchase Value
$416,207,000, collateralized
by Federal National Mortgage
Assn. 3.500%–6.000%,
4/1/25–8/1/41)	416,200	416,200
Morgan Stanley 0.200%,
8/1/11 (Dated 7/29/11,
Repurchase Value
$2,200,000, collateralized
by Federal National
Mortgage Assn.
5.000%, 4/1/38)	2,200	2,200
Barclays Capital Inc.
0.180%, 8/1/11 (Dated
7/29/11, Repurchase Value
$258,204,000, collateralized
by Government National
Mortgage Assn. 4.500%,
4/20/40–7/15/41)	258,200	258,200
Deutsche Bank Securities, Inc.
0.200%, 8/1/11 (Dated
7/29/11, Repurchase
Value $389,606,000,
collateralized by U.S.
Treasury Bond 2.000%–
3.000%, 7/15/12–1/15/16)	389,600	389,600
UBS Securities LLC 0.200%,
8/1/11 (Dated 7/29/11,
Repurchase Value
$112,002,000,
collateralized by Federal
National Mortgage Assn.
4.500%, 3/1/41–5/1/41)	112,000	112,000
		1,744,600

	Face	Market
	Amount	Value
	($000)	($000)
Commercial Paper (1.9%)
General Electric Capital
Services Inc., 0.120%,
9/6/11	200,000	199,976
General Electric Capital
Services Inc., 0.220%,
12/12/11	200,000	199,834
		399,810
Total Temporary Cash Investments
(Cost $2,212,663)		2,212,660
Total Investments (100.8%)
(Cost $14,392,918)		21,600,509
Other Assets and Liabilities (-0.8%)
Other Assets		44,741
Liabilities[3]		(209,297)
		(164,556)
Net Assets (100%)		21,435,953

Statement of Assets and Liabilities
Assets
Investments in Securities, at Value		21,600,509
Accrued Income Receivable		33,303
Other Assets		11,438
Total Assets		21,645,250
Liabilities
Payables for Investment
Securities Purchased		48,529
Security Lending Collateral Payable
to Brokers		68,250
Payables for Capital Shares Redeemed		15,448
Other Liabilities		77,070
Total Liabilities		209,297
Net Assets		21,435,953

13

Health Care Fund

At July 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	13,511,294
Undistributed Net Investment Income	153,344
Accumulated Net Realized Gains	573,113
Unrealized Appreciation (Depreciation)
Investment Securities	7,207,591
Forward Currency Contracts	(14,071)
Foreign Currencies	4,682
Net Assets	21,435,953

Investor Shares—Net Assets
Applicable to 66,215,701 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	9,015,907
Net Asset Value Per Share—
Investor Shares	$136.16

Admiral Shares—Net Assets
Applicable to 216,116,756 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	12,420,046
Net Asset Value Per Share—
Admiral Shares	$57.47

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $63,132,000.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $68,250,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

14

Health Care Fund

Statement of Operations

Six Months Ended
July 31, 2011
($000)
Investment Income
Income
Dividends[1,2]	238,911
Interest	1,159
Security Lending	2,411
Total Income	242,481
Expenses
Investment Advisory Fees—Note B	15,836
The Vanguard Group—Note C
Management and Administrative—Investor Shares	7,931
Management and Administrative—Admiral Shares	8,007
Marketing and Distribution—Investor Shares	788
Marketing and Distribution—Admiral Shares	954
Custodian Fees	233
Shareholders’ Reports—Investor Shares	64
Shareholders’ Reports—Admiral Shares	18
Trustees’ Fees and Expenses	22
Total Expenses	33,853
Net Investment Income	208,628
Realized Net Gain (Loss)
Investment Securities Sold[2]	573,530
Foreign Currencies and Forward Currency Contracts	(3,541)
Realized Net Gain (Loss)	569,989
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,271,560
Foreign Currencies and Forward Currency Contracts	(7,003)
Change in Unrealized Appreciation (Depreciation)	1,264,557
Net Increase (Decrease) in Net Assets Resulting from Operations	2,043,174

1 Dividends are net of foreign withholding taxes of $13,168,000.
2 Dividend income and realized net gain (loss) from affiliated companies of the fund were $0 and $77,399,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Health Care Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2011	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	208,628	332,268
Realized Net Gain (Loss)	569,989	495,846
Change in Unrealized Appreciation (Depreciation)	1,264,557	664,193
Net Increase (Decrease) in Net Assets Resulting from Operations	2,043,174	1,492,307
Distributions
Net Investment Income
Investor Shares	(8,503)	(137,642)
Admiral Shares	(12,352)	(186,814)
Realized Capital Gain[1]
Investor Shares	(55,033)	(249,625)
Admiral Shares	(75,195)	(269,464)
Total Distributions	(151,083)	(843,545)
Capital Share Transactions
Investor Shares	(230,072)	(3,590,779)
Admiral Shares	(131,302)	2,535,574
Net Increase (Decrease) from Capital Share Transactions	(361,374)	(1,055,205)
Total Increase (Decrease)	1,530,717	(406,443)
Net Assets
Beginning of Period	19,905,236	20,311,679
End of Period[2]	21,435,953	19,905,236

1 Includes fiscal 2012 and 2011 short-term gain distributions totaling $13,034,000 and $15,575,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $153,344,000 and ($36,363,000).

See accompanying Notes, which are an integral part of the Financial Statements.

16

Health Care Fund

Financial Highlights

Investor Shares

Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2011	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$124.30	$120.06	$99.12	$133.80	$149.69	$143.39
Investment Operations
Net Investment Income	1.181	2.046	1.902	1.998	2.766[1]	1.953
Net Realized and Unrealized Gain (Loss)
on Investments	11.628	7.404	21.530	(25.229)	(5.317)	13.107
Total from Investment Operations	12.809	9.450	23.432	(23.231)	(2.551)	15.060
Distributions
Dividends from Net Investment Income	(.127)	(2.007)	(1.761)	(1.925)	(2.747)	(2.100)
Distributions from Realized Capital Gains	(.822)	(3.203)	(.731)	(9.524)	(10.592)	(6.660)
Total Distributions	(.949)	(5.210)	(2.492)	(11.449)	(13.339)	(8.760)
Net Asset Value, End of Period	$136.16	$124.30	$120.06	$99.12	$133.80	$149.69

Total Return[2]	10.37%	7.95%	23.63%	-17.44%	-1.97%	10.85%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,016	$8,447	$11,692	$10,478	$14,314	$16,662
Ratio of Total Expenses to
Average Net Assets	0.35%	0.35%	0.36%	0.29%	0.26%	0.25%
Ratio of Net Investment Income to
Average Net Assets	1.95%	1.67%	1.73%	1.64%	1.78%[1]	1.33%
Portfolio Turnover Rate	5%	9%	6%	12%	9%	8%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $0.585 and 0.40%, respectively, resulting from a special dividend from Health Management Associates Class A in March 2007.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction or account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Health Care Fund

Financial Highlights

Admiral Shares

Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2011	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$52.45	$50.67	$41.83	$56.47	$63.19	$60.52
Investment Operations
Net Investment Income	.513	.891	.835	.879	1.220[1]	.877
Net Realized and Unrealized Gain (Loss)
on Investments	4.911	3.115	9.091	(10.648)	(2.257)	5.542
Total from Investment Operations	5.424	4.006	9.926	(9.769)	(1.037)	6.419
Distributions
Dividends from Net Investment Income	(.057)	(.874)	(.777)	(.852)	(1.212)	(.938)
Distributions from Realized Capital Gains	(.347)	(1.352)	(.309)	(4.019)	(4.471)	(2.811)
Total Distributions	(.404)	(2.226)	(1.086)	(4.871)	(5.683)	(3.749)
Net Asset Value, End of Period	$57.47	$52.45	$50.67	$41.83	$56.47	$63.19

Total Return[2]	10.40%	7.99%	23.72%	-17.38%	-1.90%	10.96%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,420	$11,459	$8,619	$7,576	$10,513	$10,819
Ratio of Total Expenses to
Average Net Assets	0.30%	0.30%	0.29%	0.22%	0.18%	0.17%
Ratio of Net Investment Income to
Average Net Assets	2.00%	1.72%	1.80%	1.71%	1.86%[1]	1.41%
Portfolio Turnover Rate	5%	9%	6%	12%	9%	8%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $0.247 and 0.40%, respectively, resulting from a special dividend from Health Management Associates Class A in March 2007.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Health Care Fund

Notes to Financial Statements

Vanguard Health Care Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. Counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty, and by the

19

Health Care Fund

posting of collateral by the counterparty. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

4. Repurchase Agreements: The fund invests in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2008–2011), and for the period ended July 31, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

20

Health Care Fund

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2011, the investment advisory fee represented an effective annual rate of 0.15% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2011, the fund had contributed capital of $3,494,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 1.40% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of July 31, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—U.S.	14,855,222	—	—
Common Stocks—International	342,164	4,190,463	—
Temporary Cash Investments	68,250	2,144,410	—
Forward Currency Contracts—Liabilities	—	(14,071)	—
Total	15,265,636	6,320,802	—

At July 31, 2011, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
UBS AG	8/25/11	USD	116,540	JPY	9,531,218	(7,035)
Barclays Bank plc	8/25/11	USD	116,540	JPY	9,531,218	(7,036)

JPY—Japanese yen.
USD—U.S. dollar.

21

Health Care Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended July 31, 2011, the fund realized net foreign currency gains of $1,934,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. Passive foreign investment companies held at July 31, 2011, had unrealized appreciation of $15,895,000, as of January 31, 2011, the most recent mark-to-market date for tax purposes. This amount has been distributed and is reflected in the balance of undistributed net investment income.

At July 31, 2011, the cost of investment securities for tax purposes was $14,408,813,000. Net unrealized appreciation of investment securities for tax purposes was $7,191,696,000, consisting of unrealized gains of $7,625,553,000 on securities that had risen in value since their purchase and $433,857,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2011, the fund purchased $530,774,000 of investment securities and sold $1,510,217,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2011	January 31, 2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	331,831	2,450	498,477	4,155
Issued in Lieu of Cash Distributions	60,769	482	369,784	3,003
Redeemed[1]	(622,672)	(4,672)	(4,459,040)	(36,589)
Net Increase (Decrease)—Investor Shares	(230,072)	(1,740)	(3,590,779)	(29,431)
Admiral Shares
Issued	343,684	6,049	3,306,725	63,748
Issued in Lieu of Cash Distributions	80,099	1,507	414,764	7,993
Redeemed[1]	(555,085)	(9,893)	(1,185,915)	(23,405)
Net Increase (Decrease)—Admiral Shares	(131,302)	(2,337)	2,535,574	48,336
1 Net of redemption fees for fiscal 2012 and 2011 of $218,000 and $727,000, respectively (fund totals).

22

Health Care Fund

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Jan. 31, 2011		Proceeds from		July 31, 2011
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Cephalon Inc.	337,419	5,721	375,219	—	NA1
Coventry Health Care Inc.	258,566	—	3,203	—	272,880
Forest Laboratories Inc.	914,668	—	94,611	—	948,847
Health Management
Associates Inc. Class A	131,558	6,851	2,845	—	141,141
Health Net Inc.	NA2	—	—	—	131,136
NuVasive Inc.	59,526	—	14,774	—	NA1
	1,701,737				1,494,004

1 Not applicable—At July 31, 2011, the security was still held, but the issuer was no longer an affiliated company of the fund.
2 Not applicable—At January 31, 2011, the issuer was not an affiliated company of the fund.

I. In preparing the financial statements as of July 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

23

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended July 31, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Health Care Fund	1/31/2011	7/31/2011	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,103.67	$1.83
Admiral Shares	1,000.00	1,104.04	1.57
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.06	$1.76
Admiral Shares	1,000.00	1,023.31	1.51

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.35% for Investor Shares and 0.30% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

25

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Health Care Fund has renewed the fund’s investment advisory agreement with Wellington Management Company, LLP. The board determined that the retention of the advisor was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term and the organizational depth and stability of the advisory firm. The board noted that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. Edward P. Owens has managed the Health Care Fund since its inception in 1984 and Jean M. Hynes has co-managed the fund since 2008. They are aided by a team of three experienced health care analysts. This health care team uses intensive fundamental analysis to identify companies with high-quality balance sheets, strong management, and the potential for new products that lead to above-average growth in revenue and earnings. The advisor invests in stocks broadly representing the health care industry, seeking to maintain exposure across five primary subsectors: health services, medical products, specialty pharmaceuticals, major pharmaceuticals, and international markets.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out the fund’s investment strategy in disciplined fashion, and noted that the fund has outperformed its benchmark and peer group over the short and long term. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

26

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

27

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School (retired July 2011); Chief Investment
Officer and co-Managing Partner of HighVista	Heidi Stam
Strategies LLC (private investment firm); Director of	Born 1956. Secretary Since July 2005. Principal
Rand Merchant Bank; Overseer of the Museum of	Occupation(s) During the Past Five Years: Managing
Fine Arts Boston.	Director of The Vanguard Group, Inc., since 2006;
General Counsel of The Vanguard Group since 2005;
Alfred M. Rankin, Jr.	Secretary of The Vanguard Group and of each of the
Born 1941. Trustee Since January 1993. Principal	investment companies served by The Vanguard Group
Occupation(s) During the Past Five Years: Chairman,	since 2005; Director and Senior Vice President of
President, and Chief Executive Officer of NACCO	Vanguard Marketing Corporation since 2005;
Industries, Inc. (forklift trucks/housewares/lignite);	Principal of The Vanguard Group (1997–2006).
Director of Goodrich Corporation (industrial products/
aircraft systems and services) and the National
Association of Manufacturers; Chairman of the	Vanguard Senior Management Team
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of	R. Gregory Barton	Michael S. Miller
the Board of The Cleveland Museum of Art.	Mortimer J. Buckley	James M. Norris
	Kathleen C. Gubanich	Glenn W. Reed
Peter F. Volanakis	Paul A. Heller	George U. Sauter
Born 1955. Trustee Since July 2009. Principal	Martha G. King
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director of	Chairman Emeritus and Senior Advisor
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of	John J. Brennan
Business Administration at Dartmouth College.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Executive Officers
Founder
Glenn Booraem
Born 1967. Controller Since July 2010. Principal	John C. Bogle
Occupation(s) During the Past Five Years: Principal	Chairman and Chief Executive Officer, 1974–1996
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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with the offering of shares of any Vanguard
fund only if preceded or accompanied by
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All comparative mutual fund data are from Lipper Inc. or
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© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q522 092011

Vanguard REIT Index Fund
Semiannual Report

July 31, 2011

> For the six months ended July 31, 2011, Vanguard REIT Index Fund returned more than 8%.

> The fund closely tracked its target index, the MSCI US REIT Index, and slightly outpaced the average return of its peers.

> REITs continued their strong performance, outdistancing the broad stock market for the period.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	6
Performance Summary.	7
Financial Statements.	8
About Your Fund’s Expenses.	25
Trustees Approve Advisory Arrangement.	27
Glossary.	28

REIT Index Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Six Months Ended July 31, 2011

Total
Returns
Vanguard REIT Index Fund
Investor Shares	8.36%
Admiral™ Shares	8.46
Signal® Shares	8.44
Institutional Shares	8.48
ETF Shares
Market Price	8.49
Net Asset Value	8.46
MSCI US REIT Index	8.46
Real Estate Funds Average	8.04
Real Estate Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Signal Shares and Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
January 31, 2011 , Through July 31, 2011

			Distributions Per Share
	Starting	Ending	Income	Capital	Return of
	Share Price	Share Price	Dividends	Gains	Capital
Vanguard REIT Index Fund
Investor Shares	$18.99	$20.27	$0.289	$0.000	$0.000
Admiral Shares	81.03	86.51	1.291	0.000	0.000
Signal Shares	21.63	23.09	0.344	0.000	0.000
Institutional Shares	12.54	13.39	0.201	0.000	0.000
ETF Shares	57.17	61.04	0.911	0.000	0.000

1

Chairman’s Letter

Dear Shareholder,

For the six months ended July 31, 2011, Vanguard REIT Index Fund returned more than 8%. The fund’s performance was in line with that of its benchmark, the MSCI US REIT Index, and slightly ahead of the average return of competitive real estate funds.

Over the past two years, REITs have outperformed the broad U.S. stock market during a period of generally rising prices, although returns drifted down a bit toward the end of the most recent six-month period. All six subsectors of the REIT market posted gains. Retail REITs made the largest contribution to performance, while residential REITs posted the largest absolute return.

Stocks worldwide crept higher in a treacherous marketplace
Global stock markets struggled to find direction during the past six months, as every positive signal seemed to be paired with its negative. The good news included surprisingly strong corporate profits, which proved a source of investor optimism through much of the period.

The counterpoint was a series of increasingly glum economic reports. Expectations that the U.S. economic expansion would accelerate in the second half of the year gave way to anxiety about the possibility of recession. The Dow Jones

2

U.S. Total Stock Market Index finished the period with a return of 1.55%. Across the globe, stock returns were similarly modest.

Bonds rallied in the U.S. market as investors sought safety
Bond prices climbed amid the turbulence. Investors sought refuge from a collection of troubles: Europe’s debt dramas, economic shocks produced by the Japanese tsunami and its aftermath, and prolonged debate over raising the U.S. debt ceiling. For the full six months, the broad U.S. taxable bond market returned more than 4%. (Rising prices are a mixed blessing, of course; they imply lower yields on future investment.) The yields on money market instruments such as Treasury bills remained near 0%, consistent with the Federal Reserve Board’s target for short-term interest rates.

The U.S. credit downgrade: A cause for concern, not panic
On August 5, after the close of our reporting period, Standard & Poor’s  downgraded its credit rating of U.S. government bonds from AAA to AA+. S&P said its action was prompted, in large part, by concern about “the effectiveness, stability, and predictability of American policymaking and political institutions”—in other words, the political gridlock on vivid display during the debt- ceiling debate.

The downgrade was controversial, and the other major rating agencies reaffirmed their decision to continue giving the highest ratings to U.S. debt. At Vanguard, our credit analysts and economists regularly assess the financial

Market Barometer

			Total Returns
		Periods Ended July 31, 2011
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	1.62%	20.68%	2.80%
Russell 2000 Index (Small-caps)	2.63	23.92	4.00
Dow Jones U.S. Total Stock Market Index	1.55	20.83	3.27
MSCI All Country World Index ex USA (International)	1.39	17.36	3.18

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	4.23%	4.44%	6.57%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	6.27	3.24	4.90
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.13	1.78

CPI
Consumer Price Index	2.59%	3.63%	2.11%

3

strength of the United States and other sovereign borrowers. Our confidence in the “full faith and credit” of the U.S. government remains unshaken, and we have cautioned investors against overreacting to the S&P downgrade.

REITs continued to benefit from low rates and sustained demand
The REIT Index Fund returned better than 10% in the first four months of the period, then tailed off a bit in the summer for a final result of 8.36% (Investor Shares).

REITs have continued to attract investors for their generous dividends during a time of ultralow interest rates. The fund’s yield at July 31 was 3.5%, about double that of the broad stock market. (Because regulations require REITs to distribute nearly all of their earnings, their dividends are not directly comparable to those of a typical operating company.)

Many REITs have continued to strengthen their balance sheets by taking advantage of low rates for business loans. Many have also benefited from rising residential rents and limited new construction, which has undergirded demand for existing space while the economy continues to slowly recover from the severe recession.

The two biggest contributors to the fund’s return for the six months were retail and residential REITs. Retail REITs (+12%), which make up the second-largest sector, have seen sustained demand for shopping space as consumer spending has perked up.

Expense Ratios
Your Fund Compared With Its Peer Group

						Peer
	Investor	Admiral	Signal	Institutional	ETF	Group
	Shares	Shares	Shares	Shares	Shares	Average
REIT Index Fund	0.26%	0.12%	0.12%	0.08%	0.12%	1.44%

The fund expense ratios shown are from the prospectus dated May 26, 2011, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2011, the fund’s annualized expense ratios were 0.24% for Investor Shares, 0.10% for Admiral Shares, 0.10% for Signal Shares, 0.08% for Institutional Shares, and 0.10% for ETF Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

Peer group: Real Estate Funds.

4

Residential REITs, which invest in apartment buildings, posted the highest total return (+17%). Demand for rental units continued as the home-buying market lingered in the doldrums. Office REITs (+8%) also did well, as the commercial real estate market remained strong.

Specialized REITs, which invest in hotels, self-storage firms, and health care facilities, logged the weakest return (+2%) amid concerns about reduced leisure travel.

Because the benchmark tracked by the fund is relatively concentrated—the ten largest positions make up nearly half of its market value—the portfolio’s key drivers tend to be the largest companies. Indeed, the top ten holdings accounted for more than half of the fund’s advance for the six months.

An allocation to REITs can provide useful diversification
The REIT Index Fund offers convenient, low-cost exposure to the U.S. real estate market—and can sometimes provide a counterweight to the ups and downs of the broader stock market. However, any portfolio that focuses on a single sector can be volatile. REITs have provided generous returns for the past several years, but it’s important to remember that in other years they have trailed the returns of the broad market.

That is why we believe it is important to build a diversified portfolio that includes a broad swath of both the stock and bond markets that can help you garner their long-term gains while also helping to reduce your exposure to risk. The REIT Index Fund can play a role by providing additional diversification in such a prudent investment plan.

Thank you for your confidence in Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
August 10, 2011

5

REIT Index Fund

Fund Profile
As of July 31, 2011

Share-Class Characteristics
	Investor	Admiral	Signal	Institutional	ETF
	Shares	Shares	Shares	Shares	Shares
Ticker Symbol	VGSIX	VGSLX	VGRSX	VGSNX	VNQ
Expense Ratio[1]	0.26%	0.12%	0.12%	0.08%	0.12%

Portfolio Characteristics
			DJ
			U.S. Total
		MSCI US	Market
	Fund	REIT Index	Index
Number of Stocks	106	105	3,753
Median Market Cap	$9.3B	$9.3B	$31.4B
Price/Earnings Ratio	87.8x	87.1x	16.3x
Price/Book Ratio	2.2x	2.2x	2.2x
Return on Equity	5.1%	5.1%	19.0%
Earnings Growth Rate	-2.0%	-2.1%	6.3%
Dividend Yield	3.5%	3.5%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	9%	—	—
Short-Term Reserves	0.8%	—	—
Dividend Yield: This yield may include some payments that represent a return of capital, capital gains distributions, or both by the underlying REITs. These amounts are determined by each REIT at the end of its fiscal year.

Subindustry Diversification (% of equity exposure)

			MSCI US
		Fund	REIT Index
Diversified REITs		7.3%	7.3%
Industrial REITs		6.0	6.0
Office REITs		16.8	16.8
Residential REITs		18.1	18.0
Retail REITs		25.8	25.7
Specialized REITs		26.0	26.2

Volatility Measures
		DJ
	REIT	U.S. Total
	Spliced	Market
	Index	Index
R-Squared	1.00	0.70
Beta	1.00	1.50
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Simon Property Group
Inc.	Retail REITs	9.6%
Equity Residential	Residential REITs	4.9
Public Storage	Specialized REITs	4.7
ProLogis Inc.	Industrial REITs	4.4
Vornado Realty Trust	Diversified REITs	4.2
Boston Properties Inc.	Office REITs	4.1
Ventas Inc.	Specialized REITs	4.0
HCP Inc.	Specialized REITs	4.0
AvalonBay Communities
Inc.	Residential REITs	3.1
Host Hotel & Resorts
Inc.	Specialized REITs	2.9
Top Ten		45.9%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated May 26, 2011, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2011, the annualized expense ratios were 0.24% for Investor Shares, 0.10% for Admiral Shares, 0.10% for Signal Shares, 0.08% for Institutional Shares, and 0.10% for ETF Shares.

6

REIT Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2001, Through July 31, 2011

REIT Spliced Index: MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; MSCI US REIT Index thereafter.
Note: For 2012, performance data reflect the six months ended July 31, 2011.

Average Annual Total Returns: Periods Ended June 30, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	5/13/1996	33.94%	2.83%	10.59%
Admiral Shares	11/12/2001	34.10	2.95	11.55[1]
Signal Shares	6/4/2007	34.12	—	-1.66[1]
Institutional Shares	12/2/2003	34.07	2.97	9.31[1]
ETF Shares	9/23/2004
Market Price		34.03	2.96	8.31[1]
Net Asset Value		34.08	2.95	8.31[1]
1 Return since inception.

Vanguard fund returns do not reflect the 1% fee on redemptions of shares held for less than one year. The fee does not apply to the ETF Shares.
See Financial Highlights for dividend and capital gains information.

7

REIT Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Real Estate Investment Trusts (99.1%)[1]
Diversified REITs (7.2%)
2	Vornado Realty Trust	9,398,984	879,275
2	Liberty Property Trust	6,522,262	221,496
2	Washington REIT	3,751,386	120,119
2	Colonial Properties Trust	4,236,520	91,297
	PS Business Parks Inc.	1,123,880	63,848
2	Cousins Properties Inc.	5,309,881	45,187
2	Investors Real Estate
	Trust	4,520,918	36,755
2	Retail Opportunity
	Investments Corp.	2,383,498	26,504
2	Winthrop Realty Trust	1,645,755	18,202
2	CapLease Inc.	3,675,002	16,354
			1,519,037
Industrial REITs (6.0%)
2	ProLogis Inc.	25,837,024	920,573
2	DuPont Fabros
	Technology Inc.	3,463,394	88,282
2	DCT Industrial Trust Inc.	13,970,663	75,721
2	EastGroup Properties Inc.	1,535,521	68,361
*,2	First Industrial Realty
	Trust Inc.	4,672,451	55,369
2	First Potomac Realty
	Trust	2,841,984	44,392
			1,252,698
Office REITs (16.6%)
2	Boston Properties Inc.	8,109,651	870,652
2	SL Green Realty Corp.	4,486,086	367,949
^,2	Digital Realty Trust Inc.	5,194,520	317,957
2	Alexandria Real Estate
	Equities Inc.	3,441,425	282,197
2	Piedmont Office Realty
	Trust Inc. Class A	9,829,154	201,989
2	Duke Realty Corp.	14,375,581	201,833
2	Mack-Cali Realty Corp.	4,889,631	162,678
2	BioMed Realty Trust Inc.	7,474,324	146,646
2	Highwoods
	Properties Inc.	4,081,996	140,543

			Market
			Value
		Shares	($000)
2	Douglas Emmett Inc.	6,720,797	134,416
2	Kilroy Realty Corp.	3,283,015	126,659
2	Corporate Office
	Properties Trust	4,047,864	125,767
2	Brandywine Realty Trust	7,658,074	91,820
	CommonWealth REIT	3,676,654	86,843
2	Lexington Realty Trust	8,060,892	67,711
	Government Properties
	Income Trust	2,141,107	52,950
2	Franklin Street
	Properties Corp.	4,172,512	52,615
2	Parkway Properties Inc.	1,248,630	22,013
2	Coresite Realty Corp.	1,120,416	18,868
	Hudson Pacific
	Properties Inc.	1,112,178	16,961
			3,489,067
Residential REITs (17.9%)
2	Equity Residential	16,714,092	1,033,265
2	AvalonBay
	Communities Inc.	4,892,815	656,567
2	UDR Inc.	12,193,970	320,823
2	Camden Property Trust	3,972,535	266,438
2	Essex Property Trust Inc.	1,831,355	257,049
2	BRE Properties Inc.	4,180,190	219,376
2	Apartment Investment &
	Management Co.	6,725,083	183,595
2	Mid-America Apartment
	Communities Inc.	2,033,180	143,929
2	Home Properties Inc.	2,162,031	141,656
2	American Campus
	Communities Inc.	3,800,824	141,467
2	Equity Lifestyle
	Properties Inc.	2,063,479	134,456
2	Post Properties Inc.	2,784,564	118,066
2	Sun Communities Inc.	1,126,617	43,116
2	Associated Estates
	Realty Corp.	2,361,626	42,863
2	Education Realty
	Trust Inc.	4,114,360	36,124

8

REIT Index Fund

			Market
			Value
		Shares	($000)
2	Campus Crest
	Communities Inc.	1,749,593	20,960
			3,759,750
Retail REITs (25.6%)
2	Simon Property
	Group Inc.	16,650,953	2,006,606
2	Kimco Realty Corp.	23,099,996	439,593
	General Growth
	Properties Inc.	24,612,228	413,732
2	Macerich Co.	7,408,524	393,615
2	Federal Realty
	Investment Trust	3,497,517	305,473
2	Realty Income Corp.	7,155,943	232,282
2	Regency Centers Corp.	4,661,721	209,404
2	Taubman Centers Inc.	3,176,069	190,247
	Developers Diversified
	Realty Corp.	11,698,474	170,915
2	Weingarten Realty
	Investors	6,512,393	167,499
2	CBL & Associates
	Properties Inc.	8,000,083	142,081
2	Tanger Factory Outlet
	Centers	4,625,787	126,978
2	National Retail
	Properties Inc.	4,768,254	119,635
	Equity One Inc.	3,589,804	69,642
2	Glimcher Realty Trust	5,686,068	56,008
2	Acadia Realty Trust	2,295,414	48,181
	Alexander’s Inc.	116,250	46,616
2	Inland Real Estate Corp.	5,003,143	44,128
2	Pennsylvania REIT	2,994,940	43,726
	Getty Realty Corp.	1,500,387	34,809
	Saul Centers Inc.	684,883	27,019
2	Ramco-Gershenson
	Properties Trust	2,162,409	26,533
	Urstadt Biddle
	Properties Inc. Class A	1,120,915	19,885
	Cedar Shopping
	Centers Inc.	3,205,278	15,898
2	Kite Realty Group Trust	3,428,968	15,567
	Urstadt Biddle
	Properties Inc.	69,255	1,161
			5,367,233
Specialized REITs (25.8%)
	Public Storage	8,180,327	978,612
2	Ventas Inc.	15,571,661	842,894
2	HCP Inc.	22,820,273	838,189
2	Host Hotels &
	Resorts Inc.	38,673,138	612,969
2	Health Care REIT Inc.	9,781,312	516,258
2	Hospitality Properties
	Trust	6,411,667	161,895
	Senior Housing
	Properties Trust	6,645,956	159,104

			Market
			Value
		Shares	($000)
2	Entertainment Properties
	Trust	2,646,013	123,013
2	LaSalle Hotel Properties	4,619,815	115,542
2	Omega Healthcare
	Investors Inc.	5,693,904	111,828
2	Extra Space Storage Inc.	5,005,214	106,411
2	DiamondRock
	Hospitality Co.	9,425,674	96,330
2	Healthcare Realty
	Trust Inc.	3,825,907	74,988
2	Medical Properties
	Trust Inc.	6,355,270	74,738
2	Sovran Self Storage Inc.	1,574,696	63,854
	National Health
	Investors Inc.	1,339,935	60,954
*,2	Sunstone Hotel
	Investors Inc.	6,692,094	59,626
2	U-Store-It Trust	5,332,338	56,789
2	Pebblebrook Hotel Trust	2,815,914	55,671
*	Strategic Hotels &
	Resorts Inc.	7,757,375	52,750
2	LTC Properties Inc.	1,699,034	46,129
2	Hersha Hospitality Trust
	Class A	8,669,374	45,427
	Ashford Hospitality
	Trust Inc.	3,095,028	33,736
*,2	FelCor Lodging Trust Inc.	6,537,105	33,601
2	Sabra Healthcare
	REIT Inc.	2,009,201	28,953
2	Universal Health Realty
	Income Trust	685,465	28,248
2	Chesapeake Lodging
	Trust	1,685,183	27,805
2	Cogdell Spencer Inc.	2,753,123	16,409
			5,422,723
Total Real Estate Investment Trusts
(Cost $17,895,506)			20,810,508
Temporary Cash Investment (0.8%)[1]
Money Market Fund (0.8%)
[3,4]	Vanguard Market
	Liquidity Fund, 0.114%
	(Cost $171,754)	171,753,911	171,754
Total Investments (99.9%)
(Cost $18,067,260)			20,982,262
Other Assets and Liabilities (0.1%)
Other Assets			82,026
Liabilities[4]			(69,661)
			12,365
Net Assets (100%)			20,994,627

9

REIT Index Fund

Market
Value•
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value	20,982,262
Accrued Income Receivable	46,598
Other Assets	35,428
Total Assets	21,064,288
Liabilities
Payables for Investment Securities
Purchased	33,151
Other Liabilities[4]	36,510
Total Liabilities	69,661
Net Assets	20,994,627

At July 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	18,433,440
Overdistributed Net Investment Income	(76,775)
Accumulated Net Realized Losses	(304,224)
Unrealized Appreciation (Depreciation)
Investment Securities	2,915,002
Swap Contracts	27,184
Net Assets	20,994,627

Investor Shares—Net Assets
Applicable to 136,576,303 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,768,637
Net Asset Value Per Share—
Investor Shares	$20.27

Amount
($000)
Admiral Shares—Net Assets
Applicable to 61,208,354 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	5,295,182
Net Asset Value Per Share—
Admiral Shares	$86.51

Signal Shares—Net Assets
Applicable to 48,931,292 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,130,011
Net Asset Value Per Share—
Signal Shares	$23.09

Institutional Shares—Net Assets
Applicable to 149,069,002 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,996,123
Net Asset Value Per Share—
Institutional Shares	$13.39

ETF Shares—Net Assets
Applicable to 160,630,723 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	9,804,674
Net Asset Value Per Share—
ETF Shares	$61.04

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $23,137,000.
1 The fund invests a portion of its assets in Real Estate Investment Trusts through the use of swap contracts. After giving effect to swap investments, the fund’s effective Real Estate Investment Trust and temporary cash investment positions represent 100.0% and (0.1%), respectively, of net assets.
2 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $23,814,000 of collateral received for securities on loan.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

10

REIT Index Fund

Statement of Operations

Six Months Ended
July 31, 2011
($000)
Investment Income
Income
Dividends[1]	239,054
Interest[1]	87
Security Lending	314
Total Income	239,455
Expenses
The Vanguard Group—Note B
Investment Advisory Services	486
Management and Administrative—Investor Shares	2,713
Management and Administrative—Admiral Shares	1,968
Management and Administrative—Signal Shares	334
Management and Administrative—Institutional Shares	408
Management and Administrative—ETF Shares	2,936
Marketing and Distribution—Investor Shares	405
Marketing and Distribution—Admiral Shares	391
Marketing and Distribution—Signal Shares	125
Marketing and Distribution—Institutional Shares	250
Marketing and Distribution—ETF Shares	1,258
Custodian Fees	132
Shareholders’ Reports—Investor Shares	35
Shareholders’ Reports—Admiral Shares	16
Shareholders’ Reports—Signal Shares	5
Shareholders’ Reports—Institutional Shares	8
Shareholders’ Reports—ETF Shares	10
Trustees’ Fees and Expenses	10
Total Expenses	11,490
Net Investment Income	227,965
Realized Net Gain (Loss)
Capital Gain Distributions Received	49,351
Investment Securities Sold	102,384
Swap Contracts	(160)
Realized Net Gain (Loss)[1]	151,575
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,180,653
Swap Contracts	7,393
Change in Unrealized Appreciation (Depreciation)	1,188,046
Net Increase (Decrease) in Net Assets Resulting from Operations	1,567,586

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $211,970,000, $87,000, and $85,150,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

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REIT Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2011	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	227,965	330,632
Realized Net Gain (Loss)	151,575	707,808
Change in Unrealized Appreciation (Depreciation)	1,188,046	3,581,425
Net Increase (Decrease) in Net Assets Resulting from Operations	1,567,586	4,619,865
Distributions
Net Investment Income
Investor Shares	(39,800)	(135,406)
Admiral Shares	(77,529)	(88,776)
Signal Shares	(15,437)	(23,109)
Institutional Shares	(27,957)	(48,372)
ETF Shares	(139,328)	(227,850)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Signal Shares	—	—
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(300,051)	(523,513)
Capital Share Transactions
Investor Shares	(69,118)	(2,088,856)
Admiral Shares	251,562	2,816,862
Signal Shares	232,507	165,550
Institutional Shares	265,636	345,514
ETF Shares	1,149,288	1,620,012
Net Increase (Decrease) from Capital Share Transactions	1,829,875	2,859,082
Total Increase (Decrease)	3,097,410	6,955,434
Net Assets
Beginning of Period	17,897,217	10,941,783
End of Period[1]	20,994,627	17,897,217
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($76,775,000) and ($4,689,000).

See accompanying Notes, which are an integral part of the Financial Statements.

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REIT Index Fund

Financial Highlights

Investor Shares

Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2011	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$18.99	$14.05	$10.02	$20.38	$27.76	$21.29
Investment Operations
Net Investment Income	.221	.399	.477	.593	.615	.530
Net Realized and Unrealized Gain (Loss)
on Investments[1]	1.348	5.144	4.192	(9.975)	(6.985)	7.000
Total from Investment Operations	1.569	5.543	4.669	(9.382)	(6.370)	7.530
Distributions
Dividends from Net Investment Income	(.289)	(.603)	(.481)	(.571)	(.622)	(.534)
Distributions from Realized Capital Gains	—	—	—	(.125)	(.199)	(.413)
Return of Capital	—	—	(.158)	(.282)	(.189)	(.113)
Total Distributions	(.289)	(.603)	(.639)	(.978)	(1.010)	(1.060)
Net Asset Value, End of Period	$20.27	$18.99	$14.05	$10.02	$20.38	$27.76

Total Return[2]	8.36%	40.02%	48.51%	-47.82%	-23.28%	36.32%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,769	$2,658	$3,572	$2,274	$4,046	$6,827
Ratio of Total Expenses to
Average Net Assets	0.24%	0.26%	0.26%	0.21%	0.20%	0.21%
Ratio of Net Investment Income to
Average Net Assets	2.22%	2.22%	3.94%	3.36%	2.52%	2.27%
Portfolio Turnover Rate[3]	9%	12%	16%	10%	13%	11%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Includes increases from redemption fees of $0.00, $0.00, $0.00, $0.00, $0.02, and $0.00.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

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REIT Index Fund

Financial Highlights

Admiral Shares

Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2011	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$81.03	$59.95	$42.74	$86.94	$118.46	$90.82
Investment Operations
Net Investment Income	1.000	1.806	2.083	2.581	2.707	2.328
Net Realized and Unrealized Gain (Loss)
on Investments[1]	5.771	21.948	17.909	(42.527)	(29.817)	29.903
Total from Investment Operations	6.771	23.754	19.992	(39.946)	(27.110)	32.231
Distributions
Dividends from Net Investment Income	(1.291)	(2.674)	(2.094)	(2.491)	(2.735)	(2.341)
Distributions from Realized Capital Gains	—	—	—	(.535)	(.849)	(1.761)
Return of Capital	—	—	(.688)	(1.228)	(.826)	(.489)
Total Distributions	(1.291)	(2.674)	(2.782)	(4.254)	(4.410)	(4.591)
Net Asset Value, End of Period	$86.51	$81.03	$59.95	$42.74	$86.94	$118.46

Total Return[2]	8.46%	40.21%	48.73%	-47.77%	-23.23%	36.46%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,295	$4,715	$1,296	$873	$1,706	$3,392
Ratio of Total Expenses to
Average Net Assets	0.10%	0.12%	0.13%	0.11%	0.10%	0.14%
Ratio of Net Investment Income to
Average Net Assets	2.36%	2.36%	4.07%	3.46%	2.62%	2.34%
Portfolio Turnover Rate[3]	9%	12%	16%	10%	13%	11%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Includes increases from redemption fees of $0.00, $0.00, $0.01, $0.02, $0.10, and $0.02.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

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REIT Index Fund

Financial Highlights

Signal Shares

	Six Months				June 4,
	Ended				2007[1] to
	July 31,			Year Ended January 31,	Jan. 31,
For a Share Outstanding Throughout Each Period	2011	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$21.63	$16.00	$11.41	$23.21	$30.05
Investment Operations
Net Investment Income	.266	.483	.557	.688	.470
Net Realized and Unrealized Gain (Loss)
on Investments	1.538	5.862	4.775	(11.353)	(6.311)
Total from Investment Operations	1.804	6.345	5.332	(10.665)	(5.841)
Distributions
Dividends from Net Investment Income	(.344)	(.715)	(.559)	(.664)	(.620)
Distributions from Realized Capital Gains	—	—	—	(.143)	(.192)
Return of Capital	—	—	(.183)	(.328)	(.187)
Total Distributions	(.344)	(.715)	(.742)	(1.135)	(.999)
Net Asset Value, End of Period	$23.09	$21.63	$16.00	$11.41	$23.21

Total Return[2]	8.44%	40.25%	48.68%	-47.77%	-19.68%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,130	$835	$489	$350	$538
Ratio of Total Expenses to
Average Net Assets	0.10%	0.12%	0.14%	0.11%	0.10%[3]
Ratio of Net Investment Income to
Average Net Assets	2.36%	2.36%	4.06%	3.46%	2.62%[3]
Portfolio Turnover Rate[4]	9%	12%	16%	10%	13%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

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REIT Index Fund

Financial Highlights

Institutional Shares

Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2011	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$12.54	$9.28	$6.61	$13.46	$18.33	$14.06
Investment Operations
Net Investment Income	.155	.284	.326	.401	.420	.366
Net Realized and Unrealized Gain (Loss)
on Investments[1]	.896	3.395	2.777	(6.591)	(4.605)	4.621
Total from Investment Operations	1.051	3.679	3.103	(6.190)	(4.185)	4.987
Distributions
Dividends from Net Investment Income	(.201)	(.419)	(.326)	(.386)	(.426)	(.368)
Distributions from Realized Capital Gains	—	—	—	(.083)	(.131)	(.273)
Return of Capital	—	—	(.107)	(.191)	(.128)	(.076)
Total Distributions	(.201)	(.419)	(.433)	(.660)	(.685)	(.717)
Net Asset Value, End of Period	$13.39	$12.54	$9.28	$6.61	$13.46	$18.33

Total Return[2]	8.48%	40.24%	48.90%	-47.82%	-23.18%	36.45%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,996	$1,614	$907	$504	$722	$960
Ratio of Total Expenses to
Average Net Assets	0.08%	0.08%	0.09%	0.09%	0.09%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.38%	2.40%	4.11%	3.48%	2.63%	2.38%
Portfolio Turnover Rate[3]	9%	12%	16%	10%	13%	11%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Includes increases from redemption fees of $0.00, $0.00, $0.00, $0.00, $0.01, and $0.00.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

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REIT Index Fund

Financial Highlights

ETF Shares

Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2011	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$57.17	$42.30	$30.14	$61.31	$83.55	$64.07
Investment Operations
Net Investment Income	.706	1.278	1.473	1.820	1.908	1.654
Net Realized and Unrealized Gain (Loss)
on Investments[1]	4.075	15.483	12.651	(29.990)	(21.037)	21.080
Total from Investment Operations	4.781	16.761	14.124	(28.170)	(19.129)	22.734
Distributions
Dividends from Net Investment Income	(.911)	(1.891)	(1.478)	(1.757)	(1.931)	(1.665)
Distributions from Realized Capital Gains	—	—	—	(.377)	(.598)	(1.242)
Return of Capital	—	—	(.486)	(.866)	(.582)	(.347)
Total Distributions	(.911)	(1.891)	(1.964)	(3.000)	(3.111)	(3.254)
Net Asset Value, End of Period	$61.04	$57.17	$42.30	$30.14	$61.31	$83.55

Total Return	8.46%	40.19%	48.74%	-47.77%	-23.23%	36.48%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,805	$8,075	$4,678	$1,414	$2,082	$1,713
Ratio of Total Expenses to
Average Net Assets	0.10%	0.12%	0.13%	0.11%	0.10%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.36%	2.36%	4.07%	3.46%	2.62%	2.36%
Portfolio Turnover Rate[2]	9%	12%	16%	10%	13%	11%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Includes increases from redemption fees of $0.00, $0.01, $0.01, $0.01, $0.04, and $0.01.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

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REIT Index Fund

Notes to Financial Statements

Vanguard REIT Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers five classes of shares: Investor Shares, Admiral Shares, Signal Shares, Institutional Shares, and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares, Signal Shares, and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Swap Contracts: The fund enters into swap transactions to earn the total return on a specified security or index. Under the terms of the swaps, the fund receives the total return (either receiving the increase or paying the decrease) on a reference index, applied to a notional principal amount. In return, the fund agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the fund invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as unrealized appreciation (depreciation) until periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The primary risk associated with the swaps is that a counterparty will default on its obligation to pay net amounts due to the fund. The fund’s maximum risk of loss from counterparty credit risk is the amount of unrealized appreciation on the swap contract. This risk is mitigated by entering into swaps only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty, and by the posting of collateral by the counterparty. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2008–2011), and for the period ended July 31, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

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REIT Index Fund

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Distributions received from REITs are recorded on the ex-dividend date. Each REIT reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the REITs, and management’s estimates of such amounts for REIT distributions for which actual information has not been reported. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2011, the fund had contributed capital of $3,226,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 1.29% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of July 31, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Real Estate Investment Trusts	20,810,508	—	—
Temporary Cash Investments	171,754	—	—
Swap Contracts—Assets	—	28,913	—
Swap Contracts—Liabilities	—	(1,729)	—
Total	20,982,262	27,184	—

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REIT Index Fund

D. At July 31, 2011, the fund had the following open total return swap contracts:

				Floating	Unrealized
			Notional	Interest Rate	Appreciation
	Termination		Amount	Received	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(Paid)	($000)
MSCI US REIT Total Return
Swap Gross Index	8/4/11	GSI	76,981	(0.035%)[1]	27,983
CommonWealth REIT	7/2/12	GSI	25,840	(0.536%)[2]	(1,729)
Senior Housing Properties Trust	7/11/12	GSI	45,315	(0.535%)[2]	861
Senior Housing Properties Trust	7/12/12	GSI	2,363	(0.556%)[2]	30
Hospitality Properties Trust	8/30/12	GSI	7,536	(0.537%)–(0.541%)[2]	39

GSI—Goldman Sachs International.
1 Based on one-month London InterBank Offered Rate (LIBOR) as of the most recent payment date less a 0.15% spread.
2 Based on one-month London InterBank Offered Rate (LIBOR) as of the most recent payment date plus a 0.35% spread.

At July 31, 2011, the counterparty had deposited in segregated accounts securities with a value sufficient to cover substantially all amounts due to the fund in connection with open swap contracts.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes. Accordingly, realized losses of $160,000 on swap contracts have been reclassified from accumulated net realized losses to overdistributed net investment income.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended July 31, 2011, the fund realized $193,023,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2011, the fund had available capital loss carryforwards totaling $73,864,000 to offset future net capital gains through January 31, 2018. In addition, the fund realized losses of $178,176,000 during the period from November 1, 2010, through January 31, 2011, which are deferred and will be treated as realized for tax purposes in fiscal 2012. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2012; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At July 31, 2011, the cost of investment securities for tax purposes was $18,067,260,000. Net unrealized appreciation of investment securities for tax purposes was $2,915,002,000, consisting of unrealized gains of $3,560,903,000 on securities that had risen in value since their purchase and $645,901,000 in unrealized losses on securities that had fallen in value since their purchase.

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REIT Index Fund

F. During the six months ended July 31, 2011, the fund purchased $3,140,865,000 of investment securities and sold $1,358,640,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2011	January 31, 2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	366,520	18,613	1,119,064	66,009
Issued in Lieu of Cash Distributions	38,202	1,996	127,317	7,559
Redeemed[1]	(473,840)	(24,020)	(3,335,237)	(187,837)
Net Increase (Decrease)—Investor Shares	(69,118)	(3,411)	(2,088,856)	(114,269)
Admiral Shares
Issued	464,074	5,519	3,046,641	39,695
Issued in Lieu of Cash Distributions	69,144	846	76,303	1,031
Redeemed[1]	(281,656)	(3,345)	(306,082)	(4,162)
Net Increase (Decrease)—Admiral Shares	251,562	3,020	2,816,862	36,564
Signal Shares
Issued	348,089	15,453	321,123	16,049
Issued in Lieu of Cash Distributions	13,069	599	19,720	1,017
Redeemed[1]	(128,651)	(5,744)	(175,293)	(8,979)
Net Increase (Decrease)—Signal Shares	232,507	10,308	165,550	8,087
Institutional Shares
Issued	346,434	26,527	520,734	46,474
Issued in Lieu of Cash Distributions	25,290	2,000	43,165	3,829
Redeemed[1]	(106,088)	(8,104)	(218,385)	(19,340)
Net Increase (Decrease)—Institutional Shares	265,636	20,423	345,514	30,963
ETF Shares
Issued	1,572,224	26,477	2,900,778	55,854
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(422,936)	(7,100)	(1,280,766)	(25,200)
Net Increase (Decrease)—ETF Shares	1,149,288	19,377	1,620,012	30,654
1 Net of redemption fees for fiscal 2012 and 2011 of $394,000 and $1,715,000, respectively (fund totals).

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REIT Index Fund

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Jan. 31, 2011		Proceeds from		July 31, 2011
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Acadia Realty Trust	40,311	5,060	2,823	670	48,181
Alexandria Real Estate
Equities Inc.	226,629	54,377	16,057	2,493	282,197
AMB Property Corp.	306,798	29,936	21,891	3,351	NA1
American Campus
Communities Inc.	114,126	16,728	7,606	432	141,467
Apartment Investment &
Management Co.	162,533	19,279	10,003	153	183,595
Associated Estates Realty Corp.	32,287	4,677	1,761	794	42,863
AvalonBay Communities Inc.	536,504	70,015	37,559	4,522	656,567
BioMed Realty Trust Inc.	124,720	16,865	7,869	1,745	146,646
Boston Properties Inc.	714,506	98,197	43,908	6,043	870,652
Brandywine Realty Trust	83,207	11,256	5,446	2,155	91,820
BRE Properties Inc.	155,336	46,130	12,241	1,566	219,376
Camden Property Trust	201,759	30,926	10,947	2,296	266,438
Campus Crest Communities Inc.	—	22,547	187	275	20,960
CapLease Inc.	17,153	4,067	931	148	16,354
CBL & Associates Properties Inc.	121,604	23,675	7,406	2,923	142,081
Chesapeake Lodging Trust	17,155	14,536	1,201	662	27,805
Cogdell Spencer Inc.	—	16,641	139	272	16,409
Colonial Properties Trust	NA2	15,263	4,229	737	91,297
CommonWealth REIT	104,486	24,998	32,376	3,193	NA3
Coresite Realty Corp.	—	19,906	152	143	18,868
Corporate Office Properties Trust	130,927	24,844	9,097	2,549	125,767
Cousins Properties Inc.	NA2	5,036	2,882	367	45,187
DCT Industrial Trust Inc.	63,617	17,687	4,101	1,154	75,721
DiamondRock Hospitality Co.	109,137	12,035	7,185	1,485	96,330
Digital Realty Trust Inc.	258,083	42,347	15,894	6,904	317,957
Douglas Emmett Inc.	NA2	20,478	5,997	—	134,416
Duke Realty Corp.	187,260	22,917	13,099	2,115	201,833
DuPont Fabros Technology Inc.	73,806	9,990	4,097	753	88,282
EastGroup Properties Inc.	63,886	7,673	4,629	1,335	68,361
Education Realty Trust Inc.	29,855	3,858	1,471	—	36,124
Entertainment Properties Trust	116,245	14,126	8,513	2,811	123,013
Equity Lifestyle Properties Inc.	90,236	34,377	5,303	1,197	134,456

22

REIT Index Fund

			Current Period Transactions
	Jan. 31, 2011		Proceeds from		July 31, 2011
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Equity Residential	834,696	130,071	53,326	4,611	1,033,265
Essex Property Trust Inc.	191,192	34,171	10,785	3,207	257,049
Extra Space Storage Inc.	86,814	16,947	6,730	1,181	106,411
Federal Realty Investment Trust	268,442	33,914	20,634	4,426	305,473
FelCor Lodging Trust Inc.	37,074	12,112	4,395	—	33,601
First Industrial Realty Trust Inc.	NA2	22,499	4,497	—	55,369
First Potomac Realty Trust	42,369	5,735	2,326	819	44,392
Franklin Street Properties Corp.	NA2	6,794	2,942	1,080	52,615
Glimcher Realty Trust	46,936	6,135	2,748	149	56,008
HCP Inc.	735,442	168,108	57,710	11,769	838,189
Health Care REIT Inc.	386,747	130,267	34,513	7,324	516,258
Healthcare Realty Trust Inc.	72,625	11,887	3,807	1,150	74,988
Hersha Hospitality Trust Class A	NA2	6,961	2,930	312	45,427
Highwoods Properties Inc.	127,528	15,849	9,388	1,647	140,543
Home Properties Inc.	113,412	14,444	7,089	1,252	141,656
Hospitality Properties Trust	166,756	18,863	26,237	5,968	161,895
Host Hotels & Resorts Inc.	666,656	83,750	36,623	1,884	612,969
Inland Real Estate Corp.	NA2	9,271	1,788	1,087	44,128
Investors Real Estate Trust	37,726	4,288	1,556	613	36,755
Kilroy Realty Corp.	108,501	25,517	8,430	778	126,659
Kimco Realty Corp.	398,942	49,929	30,595	5,743	439,593
Kite Realty Group Trust	18,139	1,782	1,797	28	15,567
LaSalle Hotel Properties	105,317	30,088	7,272	946	115,542
Lexington Realty Trust	NA2	14,036	4,810	1,369	67,711
Liberty Property Trust	214,922	24,947	13,373	5,282	221,496
LTC Properties Inc.	NA2	14,409	2,357	1,197	46,129
Macerich Co.	344,024	43,381	26,480	3,148	393,615
Mack-Cali Realty Corp.	151,101	30,479	11,260	3,590	162,678
Medical Properties Trust Inc.	66,357	8,291	4,721	1,415	74,738
Mid-America Apartment
Communities Inc.	113,621	22,463	5,926	1,564	143,929
National Retail Properties Inc.	112,590	13,656	7,670	3,327	119,635
Nationwide Health Properties Inc.	252,397	32,934	14,298	5,736	NA4
Omega Healthcare Investors Inc.	114,744	18,002	5,735	3,114	111,828
Parkway Properties Inc.	20,131	2,048	1,036	121	22,013
Pebblebrook Hotel Trust	42,336	19,943	3,601	585	55,671
Pennsylvania REIT	39,004	4,921	2,862	882	43,726

23

REIT Index Fund

			Current Period Transactions
	Jan. 31, 2011		Proceeds from		July 31, 2011
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Piedmont Office Realty Trust Inc.
Class A	NA2	103,383	7,239	4,248	201,989
Post Properties Inc.	97,936	12,425	6,981	69	118,066
ProLogis	451,601	51,965	68,534	3,406	NA1
ProLogis Inc.	NA1	79,280	44,679	—	920,573
Ramco-Gershenson
Properties Trust	25,193	3,665	1,038	513	26,533
Realty Income Corp.	222,337	44,022	16,545	4,518	232,282
Regency Centers Corp.	191,767	23,369	14,026	2,351	209,404
Retail Opportunity
Investments Corp.	22,249	2,469	1,284	399	26,504
Sabra Healthcare REIT Inc.	23,841	12,291	1,009	449	28,953
Senior Housing Properties Trust	170,540	28,707	51,657	4,078	NA3
Simon Property Group Inc.	1,614,275	217,146	136,103	20,664	2,006,606
SL Green Realty Corp.	309,255	40,711	22,151	878	367,949
Sovran Self Storage Inc.	57,636	7,115	4,111	901	63,854
Strategic Hotels & Resorts Inc.	45,290	6,117	9,275	—	NA3
Sun Communities Inc.	NA2	8,275	1,376	258	43,116
Sunstone Hotel Investors Inc.	65,475	7,553	4,784	—	59,626
Tanger Factory Outlet Centers	114,860	14,002	7,912	1,443	126,978
Taubman Centers Inc.	155,550	21,170	9,535	1,887	190,247
UDR Inc.	228,881	76,676	14,810	1,519	320,823
Universal Health Realty
Income Trust	23,004	2,999	900	584	28,248
U-Store-It Trust	NA2	10,493	2,339	312	56,789
Ventas Inc.	473,402	107,366	29,498	11,016	842,894
Vornado Realty Trust	NA2	100,583	56,639	5,244	879,275
Washington REIT	104,158	16,741	5,268	1,998	120,119
Weingarten Realty Investors	152,390	18,772	11,231	2,249	167,499
Winthrop Realty Trust	NA2	5,025	798	439	18,202
	14,548,347			211,970	18,505,073

1 Not applicable—In June 2011, AMB Property Corp. merged with ProLogis to form ProLogis Inc.
2 Not applicable—At January 31, 2011, the issuer was not an affiliated company of the fund.
3 Not applicable—At July 31, 2011, the security was still held, but the issuer was no longer an affiliated company of the fund.
4 Not applicable—In July 2011, Nationwide Health Properties Inc. merged into Ventas Inc.

I. In preparing the financial statements as of July 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

24

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

25

Six Months Ended July 31, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
REIT Index Fund	1/31/2011	7/31/2011	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,083.58	$1.24
Admiral Shares	1,000.00	1,084.57	0.52
Signal Shares	1,000.00	1,084.41	0.52
Institutional Shares	1,000.00	1,084.83	0.41
ETF Shares	1,000.00	1,084.57	0.52
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.60	$1.20
Admiral Shares	1,000.00	1,024.30	0.50
Signal Shares	1,000.00	1,024.30	0.50
Institutional Shares	1,000.00	1,024.40	0.40
ETF Shares	1,000.00	1,024.30	0.50

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.24% for Investor Shares, 0.10% for Admiral Shares, 0.10% for Signal Shares, 0.08% for Institutional Shares, and 0.10% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

26

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard REIT Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the investment advisor to the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of its target index and peer group. The board concluded that the fund has performed in line with expectations, and that its results have been consistent with its investment strategy. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

27

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments. This yield may include some payments that represent a return of capital, capital gains distributions, or both by the underlying stocks.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

28

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

29

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School (retired July 2011); Chief Investment
Officer and co-Managing Partner of HighVista	Heidi Stam
Strategies LLC (private investment firm); Director of	Born 1956. Secretary Since July 2005. Principal
Rand Merchant Bank; Overseer of the Museum of	Occupation(s) During the Past Five Years: Managing
Fine Arts Boston.	Director of The Vanguard Group, Inc., since 2006;
General Counsel of The Vanguard Group since 2005;
Alfred M. Rankin, Jr.	Secretary of The Vanguard Group and of each of the
Born 1941. Trustee Since January 1993. Principal	investment companies served by The Vanguard Group
Occupation(s) During the Past Five Years: Chairman,	since 2005; Director and Senior Vice President of
President, and Chief Executive Officer of NACCO	Vanguard Marketing Corporation since 2005;
Industries, Inc. (forklift trucks/housewares/lignite);	Principal of The Vanguard Group (1997–2006).
Director of Goodrich Corporation (industrial products/
aircraft systems and services) and the National
Association of Manufacturers; Chairman of the	Vanguard Senior Management Team
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of	R. Gregory Barton	Michael S. Miller
the Board of The Cleveland Museum of Art.	Mortimer J. Buckley	James M. Norris
	Kathleen C. Gubanich	Glenn W. Reed
Peter F. Volanakis	Paul A. Heller	George U. Sauter
Born 1955. Trustee Since July 2009. Principal	Martha G. King
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director of	Chairman Emeritus and Senior Advisor
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of	John J. Brennan
Business Administration at Dartmouth College.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Executive Officers
Founder
Glenn Booraem
Born 1967. Controller Since July 2010. Principal	John C. Bogle
Occupation(s) During the Past Five Years: Principal	Chairman and Chief Executive Officer, 1974–1996
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	The funds or securities referred to herein are not
Direct Investor Account Services > 800-662-2739	sponsored, endorsed, or promoted by MSCI, and MSCI
bears no liability with respect to any such funds or
Institutional Investor Services > 800-523-1036	securities. For any such funds or securities, the
Text Telephone for People	prospectus or the Statement of Additional Information
With Hearing Impairment > 800-749-7273	contains a more detailed description of the limited
relationship MSCI has with The Vanguard Group and
This material may be used in conjunction	any related funds.
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1232 092011

Vanguard Dividend Growth Fund
Semiannual Report

July 31, 2011

> Vanguard Dividend Growth Fund returned 2.74% for the six months ended July 31, 2011.

> The fund’s return surpassed both that of its benchmark index and the average return of its peer funds.

> Health care holdings contributed the most to the fund’s return.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	9
Performance Summary.	10
Financial Statements.	11
About Your Fund’s Expenses.	19
Glossary.	21

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Six Months Ended July 31, 2011
Total
Returns
Vanguard Dividend Growth Fund	2.74%
Dividend Achievers Select Index	2.38
Large-Cap Core Funds Average	0.70
Large-Cap Core Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
January 31, 2011 , Through July 31, 2011

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Dividend Growth Fund	$14.68	$14.93	$0.155	$0.000

1

Chairman’s Letter

Dear Shareholder,

For the six months ended July 31, 2011, Vanguard Dividend Growth Fund returned 2.74%. This return was slightly better than that of its benchmark, the Dividend Achievers Select Index, and exceeded the average return of large-cap core funds.

As the economy’s recovery turned rocky over the final three months of the period and the stock market slumped, the fund’s focus on relatively stable companies allowed it to weather the downturn a bit better than the broad market.

Large-cap health care stocks, historically a rich source of dividends, boosted the fund’s performance, as did its consumer staples and energy holdings. Poor stock selection in the consumer discretionary and industrial sectors hurt results.

Stocks worldwide crept higher in a treacherous marketplace
Global stock markets struggled to find direction during the past six months, as every positive signal seemed to be paired with its negative. The good news included surprisingly strong corporate profits, which proved a source of investor optimism through much of the period.

The counterpoint was a series of increasingly glum economic reports. Expectations that the U.S. economic expansion would accelerate in the second half of the year gave way

2

to anxiety about the possibility of recession. The Dow Jones U.S. Total Stock Market Index finished the period with a return of 1.55%. Across the globe, stock returns were similarly modest.

Bonds rallied in the U.S. market as investors sought safety
Bond prices climbed amid the turbulence. Investors sought refuge from a collection of troubles: Europe’s debt dramas, economic shocks produced by the Japanese tsunami and its aftermath, and prolonged debate over raising the U.S. debt ceiling. For the full six months, the broad U.S. taxable bond market returned more than 4%. (Rising prices are a mixed blessing, of course; they imply lower yields on future investment.)

The yields on money market instruments such as Treasury bills remained near 0%, consistent with the Federal Reserve Board’s target for short-term interest rates.

The U.S. credit downgrade: a cause for concern, not panic
On August 5, after the close of our reporting period, Standard & Poor’s downgraded its credit rating of U.S. debt from AAA to AA+. S&P said its action was prompted, in large part, by concern about “the effectiveness, stability, and predictability of American policymaking and political institutions”—in other words, the political gridlock on vivid display during the debt-ceiling debate.

Market Barometer

			Total Returns
		Periods Ended July 31, 2011
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	1.62%	20.68%	2.80%
Russell 2000 Index (Small-caps)	2.63	23.92	4.00
Dow Jones U.S. Total Stock Market Index	1.55	20.83	3.27
MSCI All Country World Index ex USA (International)	1.39	17.36	3.18

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	4.23%	4.44%	6.57%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	6.27	3.24	4.90
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.13	1.78

CPI
Consumer Price Index	2.59%	3.63%	2.11%

3

The downgrade was controversial, and the other major rating agencies reaffirmed their decision to continue giving the highest ratings to U.S. debt. At Vanguard, our credit analysts and economists regularly assess the financial strength of the United States and other sovereign borrowers. Our confidence in the “full faith and credit” of the U.S. government remains unshaken, and we have cautioned investors against overreacting to the S&P downgrade.

Health care holdings paced fund’s performance
The Dividend Growth Fund invests in large companies with strong balance sheets that have the potential to increase their dividends over time. Wellington Management Company, the fund’s advisor, seeks companies that will increase their cash flow and earnings over time, eventually leading to larger dividend payouts to shareholders.

The fund trailed during the earlier stages of the financial markets’ recovery as opportunistic investors favored riskier, more speculative stocks. But its high-quality holdings held up relatively well both as the comeback continued and during the recent volatile stretch. Solid companies––whose capital resources, financial strength, and positive business outlook bode well for dividend increases––tended to be more attractive to the investment community than their smaller, less proven counterparts.

Expense Ratios
Your Fund Compared With Its Peer Group

		Peer Group
	Fund	Average
Dividend Growth Fund	0.34%	1.26%

The fund expense ratio shown is from the prospectus dated May 26, 2011, and represents estimated costs for the current fiscal year. For the six months ended July 31, 2011, the fund’s annualized expense ratio was 0.34%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

Peer group: Large-Cap Core Funds.

4

Health care, the fund’s largest sector, contributed the most to returns. The advisor’s holdings also boosted performance relative to the benchmark. Especially notable were selections in the pharmaceutical industry, which is expected to benefit as health care spending increases along with wealth in emerging markets. Managed health care, which achieved steady growth in the face of fading regulatory concerns, was also a bright spot for the fund.

Two other sectors in which the fund had considerable exposure, consumer staples and energy, were also significant contributors to results. The advisor displayed prudent stock selection in both sectors, identifying, for example, top performers in the retail drug category while sidestepping trouble spots elsewhere in consumer staples. Its choices were also solid in the oil and gas industry. Utilities and telecommunication services, the fund’s sectors with the highest returns, were also its two smallest allocations and so boosted results only slightly.

Industrial stocks turned in the poorest showing for the fund, returning about –6% as factories in the United States and abroad, facing the lighter demand of a sputtering economy, continued to cut production. Although stock selection was subpar, the advisor’s decision to limit exposure to the sector limited losses.

While consumer discretionary stocks outpaced the broader market over the period as corporate earnings remained strong, the fund was held back by its holdings in this sector. The fund missed out, for example, on opportunities in the restaurant industry and in the specialty retail group. Results were mixed in information technology, where the advisor’s decision to double the sector weighting was offset by poor stock selection.

Look at the long term when creating an investment plan
Stocks declined in each of the final three months of the half-year, though these declines didn’t completely erase the gains from the first three months of the period. The return of turbulence to the market can be unsettling for investors, most of whom have fresh memories of the financial crisis of 2008–2009. It’s uncertain whether the market will rebound quickly from the latest turmoil or deteriorate further. The stock market can be wildly unpredictable, especially in the short term.

Of course, it can be tempting to react rashly when the markets don’t behave according to plan, but it’s crucial not to let short-term trends or market swings result in impulsive investment decisions. That’s why at Vanguard we counsel you to maintain a long-term approach. One of the best ways to do this is to create a diversified investment plan that includes

5

a mix of stocks, bonds, and short-term investments that matches your long-term goals, risk tolerance, and time horizon.

With its experienced managers, low-cost advantage, and emphasis on solid companies with the potential to increase their dividends, Vanguard Dividend Growth Fund can play an important role in such a long-term, well-diversified portfolio.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
August 10, 2011

6

Advisor’s Report

Vanguard Dividend Growth Fund returned about 3% for the six-month period ended July 31, 2011. The fund’s return exceeded that of the Dividend Achievers Select Index and the average return of its peer funds.

The investment environment
There seem to be three dimensions or aspects to the current investment environment. The first involves fundamentals: How is the global economy behaving, and how are individual companies doing? Second, there is the regulatory and political aspect; increasingly, the actions of governments and their related entities affect global markets. And finally, there is the market dimension: Are forces outside of fundamentals or the regulatory or political situation—such as rapid program trading or liquidity flows—driving the market? In our view, the excessive market volatility of late seems to have been driven largely by the second and third aspects rather than the first.

While this investment environment is a challenging one, uncertainty does present an opportunity to improve a portfolio if one remains narrowly focused on a well-conceived strategy. We think our approach, centered on quality and driven by a focus on dividend growth, will produce good long-term results.

The fund’s successes
On an absolute basis, most sectors contributed to the fund’s performance for the period, with the information technology, energy, and health care sectors contributing the most. Among the portfolio’s top absolute contributors were IBM, ADP, and McDonald’s.

Based on current data, the portfolio is expected to produce asset-weighted dividend growth of 14.7% for 2011. The current portfolio produced dividend growth of 14.2% in calendar 2010 and 9.8% in calendar 2009. [These figures aren’t comparable to the fund’s dividend distributions. They incorporate our projections and assume there is no change in the holdings, or significant cash flows into or out of the fund, over the entire period.] Our “run rate” calculation is a rough estimate of potential dividend growth, as it merely takes a company’s current declared dividend rate, annualizes that rate, and compares it to the previous calendar year’s actual dividend rate. It does not reflect dividend increases that may be announced later in the year, nor does it take into account the actual dollar size of the increases. Therefore, companies in the early stages of dividend growth tend to show large percentage increases when this calculation is used, even though their absolute cash dividend may be small. Despite these shortcomings, we believe the calculation provides a reasonably accurate report card.

Among the more notable run rate increases thus far in 2011 were those by Microsoft (16.4%) and General Dynamics (14.6%). While neither percentage represents the highest growth rates in the fund, they do represent healthy increases

7

by large, well-established companies with long histories of dividend growth. Such companies constitute the heart of the fund.

The fund’s shortfalls
The industrial sector failed to produce a positive return and was the largest detractor from performance. The financial and consumer discretionary sectors also failed to make a positive contribution, but their returns were only slightly negative. A number of individual stocks also detracted from the fund’s performance; PNC Financial, Waste Management, and Lowe’s were among the more noteworthy.

While we would prefer all stocks in the fund to perform well at all times, it is inevitable that some holdings will detract from the fund’s performance over a given period. We assess a stock’s contribution to the fund over a longer time frame and with an eye consistently focused on dividend action. We expect PNC Financial, Waste Management, and Lowe’s to raise their dividends meaningfully over the next five years.

The fund’s positioning and investment strategy
Our primary objective is to identify companies that we believe will steadily and reliably increase their dividend payments. We seek to fulfill this objective by carefully building the portfolio one stock at a time, giving central consideration to each company’s dividend growth prospects. Our industry weightings result from this process. The fund has significant positions in the health care, energy, consumer staples, and information technology sectors, while having less exposure to the utilities, telecommunication services, and financial sectors.

At our last writing, we asserted that “global economic conditions have undeniably improved.” That statement seems more open to question now, especially in light of several recent developments, including the U.S. debt rating downgrade and further deterioration in the European financial framework.

We believe our investment approach is designed to capture much of the upside in any global economic improvement. It’s also important to note that the high-quality business models that typify dividend-growing companies should help mitigate the risks that have become much more obvious of late.

Donald J. Kilbride
Senior Vice President and Equity Portfolio Manager
Wellington Management Company, LLP
August 11, 2011

8

Dividend Growth Fund

Fund Profile
As of July 31, 2011

Portfolio Characteristics
		Dividend	DJ
		Achievers	U.S. Total
		Select	Market
	Fund	Index	Index
Number of Stocks	47	127	3,753
Median Market Cap	$42.7B	$41.3B	$31.4B
Price/Earnings Ratio	13.5x	14.6x	16.3x
Price/Book Ratio	2.6x	2.9x	2.2x
Return on Equity	24.0%	23.4%	19.0%
Earnings Growth Rate	7.0%	5.1%	6.3%
Dividend Yield	2.7%	2.4%	1.8%
Foreign Holdings	6.3%	0.0%	0.0%
Turnover Rate
(Annualized)	13%	—	—
Ticker Symbol	VDIGX	—	—
Expense Ratio[1]	0.34%	—	—
30-Day SEC Yield	2.25%	—	—
Short-Term Reserves	3.5%	—	—

Sector Diversification (% of equity exposure)
		Dividend	DJ
		Achievers	U.S. Total
		Select	Market
	Fund	Index	Index
Consumer
Discretionary	9.6%	12.6%	12.3%
Consumer Staples	15.3	23.9	9.8
Energy	12.6	15.5	11.5
Financials	8.4	6.5	15.3
Health Care	16.3	5.8	11.1
Industrials	14.7	21.3	11.1
Information
Technology	15.9	6.6	18.8
Materials	3.9	6.0	4.4
Telecommunication
Services	1.4	0.1	2.5
Utilities	1.9	1.7	3.2

Volatility Measures
		DJ
	Dividend	U.S. Total
	Growth	Market
Spliced Index		Index
R-Squared	0.95	0.95
Beta	0.81	0.77
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Automatic Data	Data Processing &
Processing Inc.	Outsourced
	Services	3.4%
Exxon Mobil Corp.	Integrated Oil &
	Gas	3.1
Microsoft Corp.	Systems Software	3.0
International Business	IT Consulting &
Machines Corp.	Other Services	2.9
PepsiCo Inc.	Soft Drinks	2.8
Cardinal Health Inc.	Health Care
	Distributors	2.7
General Dynamics Corp.	Aerospace &
	Defense	2.7
Johnson & Johnson	Pharmaceuticals	2.7
BG Group plc	Integrated Oil &
	Gas	2.7
Target Corp.	General
	Merchandise Stores	2.6
Top Ten		28.6%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated May 26, 2011, and represents estimated costs for the current fiscal year. For the six months ended July 31, 2011, the annualized expense ratio was 0.34%.

9

Dividend Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2001, Through July 31, 2011

Dividend Growth Spliced Index: Prior to December 6, 2002, the comparative benchmark was known as the Utilities Composite Index. The index weightings were: 40% S&P Utilities Index, 40% S&P Telephone Index, and 20% Lehman Brothers Utility Bond Index through April 30, 1999; 63.75% S&P Utilities Index, 21.25% S&P Telephone Index, and 15% Lehman Brothers Utility Bond Index through March 31, 2000; 75% S&P Utilities Index and 25% S&P Telephone Index through December 31, 2001; and 75% S&P Utilities Index and 25% S&P Integrated Telecommunication Services Index through December 6, 2002. The fund’s benchmark was the Russell 1000 Index through January 31, 2010, after which it was changed to the Dividend Achievers Select Index. The Dividend Achievers Select Index is administered exclusively for Vanguard by Mergent, Inc.

Note: Prior to December 6, 2002, the fund was known as the Utilities Income Fund. For 2012, performance data reflect the six months ended July 31, 2011.

Average Annual Total Returns: Periods Ended June 30, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Dividend Growth Fund	5/15/1992	29.51%	6.03%	3.63%

See Financial Highlights for dividend and capital gains information.

10

Dividend Growth Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (96.5%)
Consumer Discretionary (9.2%)
Target Corp.	2,970,434	152,948
NIKE Inc. Class B	1,264,408	113,986
McDonald’s Corp.	1,277,640	110,490
Lowe’s Cos. Inc.	4,580,667	98,851
Mattel Inc.	2,108,608	56,216
		532,491
Consumer Staples (14.8%)
PepsiCo Inc.	2,483,236	159,027
Sysco Corp.	4,969,247	152,009
Colgate-Palmolive Co.	1,562,171	131,816
Procter & Gamble Co.	2,026,509	124,610
CVS Caremark Corp.	3,019,898	109,773
Wal-Mart Stores Inc.	1,710,447	90,158
Coca-Cola Co.	1,255,230	85,368
		852,761
Energy (12.2%)
Exxon Mobil Corp.	2,218,673	177,028
BG Group plc	6,511,053	153,510
Chevron Corp.	1,297,139	134,928
Enbridge Inc.	3,651,198	120,088
ConocoPhillips	1,624,565	116,953
		702,507
Financials (8.1%)
ACE Ltd.	1,935,686	129,652
Wells Fargo & Co.	3,692,660	103,173
PNC Financial Services
Group Inc.	1,767,288	95,946
Marsh & McLennan
Cos. Inc.	2,409,130	71,045
Chubb Corp.	1,123,605	70,203
		470,019
Health Care (15.7%)
Cardinal Health Inc.	3,590,057	157,101
Johnson & Johnson	2,376,024	153,943
Abbott Laboratories	2,774,260	142,375
Medtronic Inc.	3,865,194	139,340

		Market
		Value
	Shares	($000)
Pfizer Inc.	7,006,395	134,803
UnitedHealth Group Inc.	1,866,295	92,624
AstraZeneca plc ADR	1,857,083	90,087
		910,273
Industrials (14.2%)
General Dynamics Corp.	2,287,370	155,861
United Parcel Service
Inc. Class B	2,032,288	140,675
Northrop Grumman
Corp.	1,966,593	118,998
Honeywell International
Inc.	1,965,438	104,365
Waste Management Inc.	2,738,385	86,232
Lockheed Martin Corp.	1,124,756	85,178
United Technologies
Corp.	788,927	65,355
Emerson Electric Co.	1,246,741	61,202
		817,866
Information Technology (15.3%)
Automatic Data
Processing Inc.	3,783,350	194,805
Microsoft Corp.	6,371,976	174,592
International Business
Machines Corp.	921,780	167,626
Western Union Co.	7,545,467	146,457
Accenture plc Class A	1,853,163	109,596
Oracle Corp.	3,010,084	92,048
		885,124
Materials (3.8%)
Ecolab Inc.	2,236,606	111,830
Praxair Inc.	1,045,351	108,340
		220,170
Telecommunication Services (1.4%)
AT&T Inc.	2,675,247	78,278

Utilities (1.8%)
Dominion Resources Inc.	2,175,887	105,422
Total Common Stocks
(Cost $4,812,091)		5,574,911

11

Dividend Growth Fund

	Face	Market
	Amount	Value
	($000)	($000)
Temporary Cash Investment (3.5%)
Repurchase Agreement (3.5%)
Morgan Stanley 0.200%,
8/1/11 (Dated 7/29/11,
Repurchase Value
$203,103,000, collateralized
by Federal National
Mortgage Assn.
3.000%–7.000%,
9/1/24–7/1/47)
(Cost $203,100)	203,100	203,100
Total Investments (100.0%)
(Cost $5,015,191)		5,778,011
Other Assets and Liabilities (0.0%)
Other Assets		29,602
Liabilities		(28,310)
		1,292
Net Assets (100%)
Applicable to 386,991,311 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		5,779,303
Net Asset Value Per Share		$14.93

At July 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	5,098,421
Undistributed Net Investment Income	6,446
Accumulated Net Realized Losses	(88,384)
Unrealized Appreciation (Depreciation)	762,820
Net Assets	5,779,303

See Note A in Notes to Financial Statements.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

12

Dividend Growth Fund

Statement of Operations

Six Months Ended
July 31, 2011
($000)
Investment Income
Income
Dividends[1]	71,308
Interest	85
Security Lending	169
Total Income	71,562
Expenses
Investment Advisory Fees—Note B
Basic Fee	2,914
Performance Adjustment	820
The Vanguard Group—Note C
Management and Administrative	4,710
Marketing and Distribution	715
Custodian Fees	37
Shareholders’ Reports	40
Trustees’ Fees and Expenses	6
Total Expenses	9,242
Net Investment Income	62,320
Realized Net Gain (Loss)
Investment Securities Sold	21,418
Foreign Currencies	8
Realized Net Gain (Loss)	21,426
Change in Unrealized Appreciation (Depreciation) of Investment Securities	51,052
Net Increase (Decrease) in Net Assets Resulting from Operations	134,798
1 Dividends are net of foreign withholding taxes of $240,000.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Dividend Growth Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2011	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	62,320	83,102
Realized Net Gain (Loss)	21,426	20,217
Change in Unrealized Appreciation (Depreciation)	51,052	504,924
Net Increase (Decrease) in Net Assets Resulting from Operations	134,798	608,243
Distributions
Net Investment Income	(58,475)	(80,042)
Realized Capital Gain	—	—
Total Distributions	(58,475)	(80,042)
Capital Share Transactions
Issued	1,121,411	2,215,256
Issued in Lieu of Cash Distributions	49,970	67,883
Redeemed	(463,538)	(630,529)
Net Increase (Decrease) from Capital Share Transactions	707,843	1,652,610
Total Increase (Decrease)	784,166	2,180,811
Net Assets
Beginning of Period	4,995,137	2,814,326
End of Period[1]	5,779,303	4,995,137
1 Net Assets—End of Period includes undistributed net investment income of $6,446,000 and $2,593,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Dividend Growth Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2011	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$14.68	$12.82	$10.42	$14.38	$14.74	$12.75
Investment Operations
Net Investment Income	.164	.283	.291	.264	.290	.260
Net Realized and Unrealized Gain (Loss)
on Investments	.241	1.850	2.401	(3.960)	(.270)	1.990
Total from Investment Operations	.405	2.133	2.692	(3.696)	.020	2.250
Distributions
Dividends from Net Investment Income	(.155)	(.273)	(.292)	(.264)	(.280)	(.260)
Distributions from Realized Capital Gains	—	—	—	—	(.100)	—
Total Distributions	(.155)	(.273)	(.292)	(.264)	(.380)	(.260)
Net Asset Value, End of Period	$14.93	$14.68	$12.82	$10.42	$14.38	$14.74

Total Return[1]	2.74%	16.85%	26.01%	-25.97%	-0.01%	17.84%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,779	$4,995	$2,814	$1,745	$1,326	$1,243
Ratio of Total Expenses to
Average Net Assets[2]	0.34%	0.34%	0.38%	0.36%	0.32%	0.38%
Ratio of Net Investment Income to
Average Net Assets	2.26%	2.25%	2.59%	2.25%	1.91%	1.93%
Portfolio Turnover Rate	13%	17%	24%	28%	36%	41%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.03%, 0.03%, 0.03%, 0.00%, and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Dividend Growth Fund

Notes to Financial Statements

Vanguard Dividend Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Repurchase Agreements: The fund invests in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2008–2011), and for the period ended July 31, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market

16

Dividend Growth Fund

Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the Russell 1000 Index for periods prior to February 1, 2010, and the current benchmark, the Dividend Achievers Select Index, beginning February 1, 2010. The benchmark change will be fully phased in by January 2013. For the six months ended July 31, 2011, the investment advisory fee represented an effective annual basic rate of 0.11% of the fund’s average net assets before an increase of $820,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2011, the fund had contributed capital of $928,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.37% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of July 31, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	5,421,401	153,510	—
Temporary Cash Investments	—	203,100	—
Total	5,421,401	356,610	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss

17

Dividend Growth Fund

are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended July 31, 2011, the fund realized net foreign currency gains of $8,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2011, the fund had available capital loss carryforwards totaling $107,793,000 to offset future net capital gains through January 31, 2018. In addition, the fund realized losses of $133,000 during the period from November 1, 2010, through January 31, 2011, which are deferred and will be treated as realized for tax purposes in fiscal 2012. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2012; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At July 31, 2011, the cost of investment securities for tax purposes was $5,015,191,000. Net unrealized appreciation of investment securities for tax purposes was $762,820,000, consisting of unrealized gains of $816,068,000 on securities that had risen in value since their purchase and $53,248,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2011, the fund purchased $1,052,650,000 of investment securities and sold $360,374,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	July 31, 2011	January 31, 2011
	Shares	Shares
	(000)	(000)
Issued	73,978	162,602
Issued in Lieu of Cash Distributions	3,272	5,031
Redeemed	(30,599)	(46,786)
Net Increase (Decrease) in Shares Outstanding	46,651	120,847

H. In preparing the financial statements as of July 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

18

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

19

Six Months Ended July 31, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Dividend Growth Fund	1/31/2011	7/31/2011	Period
Based on Actual Fund Return	$1,000.00	$1,027.35	$1.71
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.11	1.71

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.34%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

20

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

21

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

22

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School (retired July 2011); Chief Investment
Officer and co-Managing Partner of HighVista	Heidi Stam
Strategies LLC (private investment firm); Director of	Born 1956. Secretary Since July 2005. Principal
Rand Merchant Bank; Overseer of the Museum of	Occupation(s) During the Past Five Years: Managing
Fine Arts Boston.	Director of The Vanguard Group, Inc., since 2006;
General Counsel of The Vanguard Group since 2005;
Alfred M. Rankin, Jr.	Secretary of The Vanguard Group and of each of the
Born 1941. Trustee Since January 1993. Principal	investment companies served by The Vanguard Group
Occupation(s) During the Past Five Years: Chairman,	since 2005; Director and Senior Vice President of
President, and Chief Executive Officer of NACCO	Vanguard Marketing Corporation since 2005;
Industries, Inc. (forklift trucks/housewares/lignite);	Principal of The Vanguard Group (1997–2006).
Director of Goodrich Corporation (industrial products/
aircraft systems and services) and the National
Association of Manufacturers; Chairman of the	Vanguard Senior Management Team
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of	R. Gregory Barton	Michael S. Miller
the Board of The Cleveland Museum of Art.	Mortimer J. Buckley	James M. Norris
	Kathleen C. Gubanich	Glenn W. Reed
Peter F. Volanakis	Paul A. Heller	George U. Sauter
Born 1955. Trustee Since July 2009. Principal	Martha G. King
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director of	Chairman Emeritus and Senior Advisor
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of	John J. Brennan
Business Administration at Dartmouth College.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Executive Officers
Founder
Glenn Booraem
Born 1967. Controller Since July 2010. Principal	John C. Bogle
Occupation(s) During the Past Five Years: Principal	Chairman and Chief Executive Officer, 1974–1996
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q572 092011

Vanguard Dividend Appreciation
Index Fund Semiannual Report

July 31, 2011

> For the six months ended July 31, 2011, Vanguard Dividend Appreciation Index Fund returned more than 2%.

> The fund closely tracked the return of its target index, the Dividend Achievers Select Index, and outpaced the average return of large-capitalization core funds.

> Six of the index’s ten market sectors gained ground, with consumer discretionary, energy, and information technology among the leading contributors.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	6
Performance Summary.	7
Financial Statements.	8
About Your Fund’s Expenses.	18
Trustees Approve Advisory Arrangement.	20
Glossary.	21

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Six Months Ended July 31, 2011
Total
Returns
Vanguard Dividend Appreciation Index Fund
Investor Shares	2.38%
ETF Shares
Market Price	2.36
Net Asset Value	2.44
Dividend Achievers Select Index	2.38
Large-Cap Core Funds Average	0.70
Large-Cap Core Funds Average: Derived from data provided by Lipper Inc.

The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
January 31, 2011 , Through July 31, 2011

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Dividend Appreciation Index Fund
Investor Shares	$21.33	$21.63	$0.209	$0.000
ETF Shares	53.32	54.07	0.555	0.000

1

Chairman’s Letter

Dear Shareholder,

Vanguard Dividend Appreciation Index Fund returned a bit more than 2% for the six months ended July 31, 2011, in line with the return of its benchmark, the Dividend Achievers Select Index, and ahead of the average return of large-company core funds.

Like its target index, the fund focuses on large, profitable companies with a history of increasing dividends. As the economic recovery stumbled over the last three months of the period and the U.S. stock market slumped, the fund’s portfolio of relatively stable companies allowed it to weather the downturn slightly better than the broad market did.

Even with a small increase in the price of Investor Shares, their 30-day SEC yield rose slightly, from 2.02% at the start of the period to 2.15% at the end, as corporate dividends continued their recent upward trend.

Stocks worldwide crept higher in a treacherous marketplace
Global stock markets struggled to find direction during the past six months, as every positive signal seemed to be paired with its negative. The good news included surprisingly strong corporate profits, which proved a source of investor optimism through much of the period.

2

The counterpoint was a series of increasingly glum economic reports. Expectations that the U.S. economic expansion would accelerate in the second half of the year gave way to anxiety about the possibility of recession. The Dow Jones U.S. Total Stock market Index finished the period with a return of 1.55%. Across the globe, stock returns were similarly modest.

Bonds rallied in the U.S. market as investors sought safety
Bond prices climbed amid the turbulence. Investors sought refuge from a collection of troubles: Europe’s debt dramas, economic shocks produced by the Japanese tsunami and its aftermath, and prolonged debate over raising the U.S. debt ceiling. For the full six months, the broad U.S. taxable bond market returned more than 4% as bond prices rose. (Rising prices are a mixed blessing, of course; they imply lower yields on future investment.)

The yields on money market instruments such as Treasury bills remained near 0%, consistent with the Federal Reserve Board’s target for short-term interest rates.

The U.S. credit downgrade: A cause for concern, not panic
On August 5, after the close of our reporting period, Standard & Poor’s downgraded its credit rating of U.S. debt from AAA to AA+. S&P said its action was prompted, in large part,

Market Barometer

			Total Returns
		Periods Ended July 31, 2011
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	1.62%	20.68%	2.80%
Russell 2000 Index (Small-caps)	2.63	23.92	4.00
Dow Jones U.S. Total Stock Market Index	1.55	20.83	3.27
MSCI All Country World Index ex USA (International)	1.39	17.36	3.18

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	4.23%	4.44%	6.57%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	6.27	3.24	4.90
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.13	1.78

CPI
Consumer Price Index	2.59%	3.63%	2.11%

3

by concern about “the effectiveness, stability, and predictability of American policymaking and political institutions”—in other words, the political gridlock on vivid display during the debt-ceiling debate.

The downgrade was controversial, and the other major rating agencies reaffirmed their decision to continue giving the highest ratings to U.S. debt. At Vanguard, our credit analysts and economists regularly assess the financial strength of the United States and other sovereign borrowers. Our confidence in the “full faith and credit” of the U.S. government remains unshaken, and we have cautioned investors against overreacting to the S&P downgrade.

Consumer discretionary and tech stocks were the best performers
As many firms returned to profitability in the past two years, dividends began to flow more freely. The fund benefited as established companies that pay regular dividends became attractive to investors seeking an alternative to lower-yielding stock or fixed income investments. However, this favorable environment was countered by adverse developments in the global economy that weighed on stock market sentiment.

Among the fund’s ten sectors, its consumer discretionary stocks performed best, returning about 10% as investors were encouraged by an increase in

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	ETF	Peer Group
	Shares	Shares	Average
Dividend Appreciation Index Fund	0.30%	0.18%	1.26%

The fund expense ratios shown are from the prospectus dated May 26, 2011, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2011, the fund’s annualized expense ratios were 0.25% for Investor Shares and 0.13% for ETF Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

Peer group: Large-Cap Core Funds.

4

consumer spending on goods and services other than necessities. The results from consumer staples (+3%), the fund’s largest sector, were less robust.

Information technology (+9%) was also a strong performer, as the fund’s handful of IT holdings—which mirror the stocks in its target index—outpaced the sector’s return in the broad market. Energy (+4%) also helped, as rising oil prices lifted giant integrated oil and gas companies.

Financials (–4%) dragged on performance, mostly because of the struggles of asset management and insurance firms. The fund’s second-largest sector, industrials (–2%), also retreated amid concerns that a slowing global economy would soften demand for machinery and equipment.

Stay focused on the long term when creating an investment plan
Stocks declined in each of the final three months of the recent half-year, but the losses didn’t completely erase the gains recorded over the period’s first half. While the Dividend Appreciation Index Fund outperformed the broader market, it wasn’t immune from the recent volatility.

The return of market turbulence can be unsettling for investors, particularly while memories of the financial crisis of 2008–2009 are still fresh. Stocks can be wildly unpredictable, especially in the short term, and no one knows whether they will rebound quickly or fall further.

Of course, it’s tempting to react rashly when the markets don’t behave according to plan, but it’s crucial not to let short-term swings goad you into impulsive decisions. That’s why, at Vanguard, we counsel you to maintain a long-term approach. One of the best ways to do this is to create a diversified plan that includes a mix of stocks, bonds, and short-term investments that matches your long-term goals, risk tolerance, and time horizon.

The index-tracking experience of the fund’s investment advisor, Vanguard Quantitative Equity Group, along with the fund’s low-cost advantage and emphasis on companies with strong dividend-paying records, make Vanguard Dividend Appreciation Index Fund a valuable component of a long-term portfolio.

Thank you for your confidence in Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
August 10, 2011

5

Dividend Appreciation Index Fund

Fund Profile
As of July 31, 2011

Share-Class Characteristics

	Investor		ETF
	Shares		Shares
Ticker Symbol	VDAIX		VIG
Expense Ratio[1]	0.30%		0.18%
30-Day SEC Yield	2.15%		2.27%

Portfolio Characteristics
	Dividend		DJ
	Achievers		U.S. Total
		Select	Market
	Fund	Index	Index
Number of Stocks	127	127	3,753
Median Market Cap	$41.3B	$41.3B	$31.4B
Price/Earnings Ratio	14.6x	14.6x	16.3x
Price/Book Ratio	2.9x	2.9x	2.2x
Return on Equity	23.4%	23.4%	19.0%
Earnings Growth Rate	5.1%	5.1%	6.3%
Dividend Yield	2.4%	2.4%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	3%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
	Dividend		DJ
	Achievers		U.S. Total
		Select	Market
	Fund	Index	Index
Consumer
Discretionary	12.6%	12.6%	12.3%
Consumer Staples	23.9	23.9	9.8
Energy	15.5	15.5	11.5
Financials	6.5	6.5	15.3
Health Care	5.8	5.8	11.1
Industrials	21.3	21.3	11.1
Information
Technology	6.6	6.6	18.8
Materials	6.0	6.0	4.4
Telecommunication
Services	0.1	0.1	2.5
Utilities	1.7	1.7	3.2

Volatility Measures
	Dividend	DJ
	Achievers	U.S. Total
	Select	Market
	Index	Index
R-Squared	1.00	0.95
Beta	1.00	0.80
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
McDonald's Corp.	Restaurants	4.6%
International Business	IT Consulting &
Machines Corp.	Other Services	4.5
Chevron Corp.	Integrated Oil &
	Gas	4.4
Coca-Cola Co.	Soft Drinks	4.3
ConocoPhillips	Integrated Oil &
	Gas	4.1
United Technologies	Aerospace &
Corp.	Defense	4.0
Exxon Mobil Corp.	Integrated Oil &
	Gas	4.0
PepsiCo Inc.	Soft Drinks	3.9
Procter & Gamble Co.	Household
	Products	3.8
Wal-Mart Stores Inc.	Hypermarkets &
	Super Centers	3.7
Top Ten		41.3%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 26, 2011, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2011, the annualized expense ratios were 0.25% for Investor Shares and 0.13% for ETF Shares.

6

Dividend Appreciation Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): April 27, 2006, Through July 31, 2011

Note: For 2012, performance data reflect the six months ended July 31, 2011.

Average Annual Total Returns: Periods Ended June 30, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
Investor Shares	4/27/2006	29.74%	4.64%	4.11%
ETF Shares	4/21/2006
Market Price		29.84	4.75	4.27
Net Asset Value		29.91	4.76	4.28

See Financial Highlights for dividend and capital gains information.

7

Dividend Appreciation Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (100.0%)
Consumer Discretionary (12.6%)
McDonald’s Corp.	4,492,853	388,542
Target Corp.	3,303,729	170,109
Lowe’s Cos. Inc.	6,044,332	130,437
TJX Cos. Inc.	1,774,880	98,151
VF Corp.	496,600	58,003
McGraw-Hill Cos. Inc.	1,391,079	57,869
Ross Stores Inc.	533,826	40,448
Genuine Parts Co.	712,060	37,853
Family Dollar Stores Inc.	586,275	31,137
Polaris Industries Inc.	155,283	18,409
John Wiley & Sons Inc.
Class A	232,881	11,658
Meredith Corp.	171,872	5,130
Matthews International
Corp. Class A	130,093	4,708
		1,052,454
Consumer Staples (23.9%)
Coca-Cola Co.	5,327,681	362,336
PepsiCo Inc.	5,095,286	326,302
Procter & Gamble Co.	5,204,866	320,047
Wal-Mart Stores Inc.	5,802,460	305,848
Colgate-Palmolive Co.	2,282,986	192,638
Walgreen Co.	4,272,242	166,788
Archer-Daniels-Midland
Co.	2,927,927	88,950
Avon Products Inc.	2,009,233	52,702
JM Smucker Co.	563,790	43,931
Hormel Foods Corp.	1,228,720	35,596
Brown-Forman Corp.
Class B	407,279	29,959
McCormick & Co. Inc.	563,818	27,430
Church & Dwight Co. Inc.	663,733	26,775
Casey’s General Stores
Inc.	171,729	7,728
Lancaster Colony Corp.	121,168	7,286
Tootsie Roll Industries Inc.	172,288	4,833
		1,999,149

		Market
		Value
	Shares	($000)
Energy (15.5%)
Chevron Corp.	3,525,608	366,734
ConocoPhillips	4,813,985	346,559
Exxon Mobil Corp.	4,181,851	333,670
EOG Resources Inc.	1,209,985	123,418
Murphy Oil Corp.	966,896	62,094
Helmerich & Payne Inc.	432,888	29,891
Energen Corp.	324,328	19,073
CARBO Ceramics Inc.	97,359	15,195
		1,296,634
Financials (6.5%)
Franklin Resources Inc.	1,001,159	127,107
Aflac Inc.	2,166,272	99,778
Chubb Corp.	1,371,982	85,721
T Rowe Price Group Inc.	1,149,105	65,269
SEI Investments Co.	902,578	17,853
Erie Indemnity Co.
Class A	227,972	16,802
Commerce Bancshares
Inc.	399,614	16,348
Cullen/Frost Bankers Inc.	292,545	15,762
HCC Insurance Holdings
Inc.	519,105	15,641
Eaton Vance Corp.	549,940	14,749
Transatlantic Holdings Inc.	287,400	14,718
Brown & Brown Inc.	642,159	14,005
Prosperity Bancshares Inc.	214,750	8,919
UMB Financial Corp.	189,827	7,878
StanCorp Financial Group
Inc.	203,122	6,756
Westamerica
Bancorporation	131,505	6,172
RLI Corp.	90,178	5,695
Bank of the Ozarks Inc.	75,028	3,898
Bancfirst Corp.	69,932	2,667
First Financial Corp.	57,191	1,892
Southside Bancshares Inc.	71,466	1,417
		549,047

8

Dividend Appreciation Index Fund

		Market
		Value
	Shares	($000)
Health Care (5.8%)
Medtronic Inc.	4,868,398	175,506
Stryker Corp.	1,804,542	98,059
Becton Dickinson and Co.	1,038,600	86,837
Cardinal Health Inc.	1,581,020	69,185
CR Bard Inc.	383,124	37,807
Owens & Minor Inc.	288,053	8,786
West Pharmaceutical
Services Inc.	147,598	6,475
		482,655
Industrials (21.3%)
United Technologies Corp.	4,044,628	335,057
3M Co.	3,318,608	289,183
Caterpillar Inc.	2,847,668	281,321
Emerson Electric Co.	3,422,979	168,034
Illinois Tool Works Inc.	2,282,306	113,659
General Dynamics Corp.	1,653,157	112,646
Parker Hannifin Corp.	726,612	57,417
CH Robinson Worldwide
Inc.	761,335	55,052
Dover Corp.	820,256	49,601
WW Grainger Inc.	328,713	48,771
Stanley Black & Decker
Inc.	692,210	45,527
Fastenal Co.	1,351,204	45,468
Roper Industries Inc.	423,233	34,549
Donaldson Co. Inc.	351,652	19,474
Pentair Inc.	453,042	16,676
Nordson Corp.	305,004	15,564
Carlisle Cos. Inc.	289,039	12,495
Graco Inc.	270,052	11,863
CLARCOR Inc.	231,641	10,206
Harsco Corp.	356,277	9,766
AO Smith Corp.	191,531	7,943
Brady Corp. Class A	233,112	6,900
Mine Safety Appliances
Co.	161,729	5,518
ABM Industries Inc.	233,646	5,257
Franklin Electric Co. Inc.	106,313	4,641
Raven Industries Inc.	83,339	4,403
Tennant Co.	83,086	3,557
NACCO Industries Inc.
Class A	37,081	3,370
Gorman-Rupp Co.	93,583	3,049
Universal Forest
Products Inc.	86,283	2,543
Badger Meter Inc.	67,059	2,447
		1,781,957
Information Technology (6.6%)
International Business
Machines Corp.	2,073,882	377,136
Automatic Data
Processing Inc.	2,301,143	118,486
Linear Technology Corp.	1,023,931	30,001

		Market
		Value
	Shares	($000)
Factset Research
Systems Inc.	206,461	19,013
Jack Henry & Associates
Inc.	391,991	11,348
		555,984
Materials (6.0%)
Praxair Inc.	1,397,471	144,834
Air Products & Chemicals
Inc.	984,933	87,393
PPG Industries Inc.	742,045	62,480
Ecolab Inc.	1,073,323	53,666
Sigma-Aldrich Corp.	553,705	37,154
Sherwin-Williams Co.	481,030	37,121
Albemarle Corp.	425,732	28,345
Aptargroup Inc.	307,405	15,693
Bemis Co. Inc.	492,841	15,574
Valspar Corp.	442,322	14,539
HB Fuller Co.	218,979	5,006
Stepan Co.	45,638	3,619
		505,424
Telecommunication Services (0.1%)
Telephone &
Data Systems Inc.	259,083	7,348
Atlantic Tele-Network Inc.	69,976	2,643
Shenandoah
Telecommunications Co.	107,523	1,705
		11,696
Utilities (1.7%)
Northeast Utilities	807,085	27,441
National Fuel Gas Co.	378,654	27,407
MDU Resources Group
Inc.	864,760	18,644
UGI Corp.	507,148	15,367
Questar Corp.	824,179	15,190
Aqua America Inc.	624,406	13,206
New Jersey Resources
Corp.	189,676	8,272
South Jersey Industries
Inc.	136,335	6,885
California Water Service
Group	190,805	3,494
American States Water Co.	83,985	2,871
SJW Corp.	81,821	1,924
		140,701
Total Investments (100.0%)
(Cost $7,636,989)		8,375,701
Other Assets and Liabilities (0.0%)
Other Assets		16,011
Liabilities		(15,508)
		503
Net Assets (100%)		8,376,204

9

Dividend Appreciation Index Fund

At July 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	7,855,158
Undistributed Net Investment Income	10,870
Accumulated Net Realized Losses	(228,536)
Unrealized Appreciation (Depreciation)	738,712
Net Assets	8,376,204

Investor Shares—Net Assets
Applicable to 76,665,672 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,658,505
Net Asset Value Per Share—
Investor Shares	$21.63

ETF Shares—Net Assets
Applicable to 124,241,392 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	6,717,699
Net Asset Value Per Share—
ETF Shares	$54.07

See Note A in Notes to Financial Statements.
See accompanying Notes, which are an integral part of the Financial Statements.

10

Dividend Appreciation Index Fund

Statement of Operations

Six Months Ended
July 31, 2011
($000)
Investment Income
Income
Dividends	90,179
Interest[1]	3
Security Lending	1
Total Income	90,183
Expenses
The Vanguard Group—Note B
Investment Advisory Services	201
Management and Administrative—Investor Shares	1,770
Management and Administrative—ETF Shares	3,009
Marketing and Distribution—Investor Shares	213
Marketing and Distribution—ETF Shares	795
Custodian Fees	39
Shareholders’ Reports—Investor Shares	7
Shareholders’ Reports—ETF Shares	73
Trustees’ Fees and Expenses	3
Total Expenses	6,110
Net Investment Income	84,073
Realized Net Gain (Loss) on Investment Securities Sold	42,748
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(2,950)
Net Increase (Decrease) in Net Assets Resulting from Operations	123,871
1 Interest income from an affiliated company of the fund was $3,000.

See accompanying Notes, which are an integral part of the Financial Statements.

11

Dividend Appreciation Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2011	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	84,073	95,486
Realized Net Gain (Loss)	42,748	62,018
Change in Unrealized Appreciation (Depreciation)	(2,950)	607,952
Net Increase (Decrease) in Net Assets Resulting from Operations	123,871	765,456
Distributions
Net Investment Income
Investor Shares	(15,337)	(19,694)
ETF Shares	(62,108)	(74,247)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Total Distributions	(77,445)	(93,941)
Capital Share Transactions
Investor Shares	221,868	655,145
ETF Shares	1,702,368	2,547,856
Net Increase (Decrease) from Capital Share Transactions	1,924,236	3,203,001
Total Increase (Decrease)	1,970,662	3,874,516
Net Assets
Beginning of Period	6,405,542	2,531,026
End of Period[1]	8,376,204	6,405,542
1 Net Assets—End of Period includes undistributed net investment income of $10,870,000 and $4,242,000.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Dividend Appreciation Index Fund

Financial Highlights

Investor Shares

Six Months						April 27,
	Ended					2006[1] to
For a Share Outstanding	July 31,				Year Ended January 31,	Jan. 31,
Throughout Each Period	2011	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$21.33	$18.33	$14.79	$21.40	$21.84	$20.05
Investment Operations
Net Investment Income	.224	.392	.369	.387	.325	.214
Net Realized and Unrealized Gain (Loss)
on Investments	.285	3.006	3.543	(6.614)	(.438)	1.782
Total from Investment Operations	.509	3.398	3.912	(6.227)	(.113)	1.996
Distributions
Dividends from Net Investment Income	(.209)	(.398)	(.372)	(.383)	(.327)	(.206)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.209)	(.398)	(.372)	(.383)	(.327)	(.206)
Net Asset Value, End of Period	$21.63	$21.33	$18.33	$14.79	$21.40	$21.84

Total Return[2]	2.38%	18.75%	26.80%	-29.48%	-0.58%	10.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,659	$1,421	$613	$386	$357	$163
Ratio of Total Expenses to
Average Net Assets	0.25%	0.30%	0.35%	0.36%	0.40%	0.40%[3]
Ratio of Net Investment Income to
Average Net Assets	2.10%	2.13%	2.24%	2.25%	1.56%	1.53%[3]
Portfolio Turnover Rate[4]	3%	15%	20%	34%	17%	21%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Dividend Appreciation Index Fund

Financial Highlights

ETF Shares

Six Months						April 21,
	Ended					2006[1] to
For a Share Outstanding	July 31,				Year Ended January 31,	Jan. 31,
Throughout Each Period	2011	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$53.32	$45.81	$36.96	$53.48	$54.60	$49.94
Investment Operations
Net Investment Income	.590	1.034	.973	1.032	.873	.555
Net Realized and Unrealized Gain (Loss)
on Investments	.715	7.524	8.856	(16.526)	(1.120)	4.631
Total from Investment Operations	1.305	8.558	9.829	(15.494)	(.247)	5.186
Distributions
Dividends from Net Investment Income	(.555)	(1.048)	(.979)	(1.026)	(.873)	(.526)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.555)	(1.048)	(.979)	(1.026)	(.873)	(.526)
Net Asset Value, End of Period	$54.07	$53.32	$45.81	$36.96	$53.48	$54.60

Total Return	2.44%	18.91%	26.95%	-29.38%	-0.51%	10.45%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,718	$4,985	$1,918	$805	$302	$111
Ratio of Total Expenses to
Average Net Assets	0.13%	0.18%	0.23%	0.24%	0.28%	0.28%[2]
Ratio of Net Investment Income to
Average Net Assets	2.22%	2.25%	2.36%	2.37%	1.68%	1.65%[2]
Portfolio Turnover Rate[3]	3%	15%	20%	34%	17%	21%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Dividend Appreciation Index Fund

Notes to Financial Statements

Vanguard Dividend Appreciation Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2008–2011), and for the period ended July 31, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2011, the fund had contributed capital of $1,336,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.53% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

15

Dividend Appreciation Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At July 31, 2011, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended July 31, 2011, the fund realized $34,526,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2011, the fund had available capital loss carryforwards totaling $191,649,000 to offset future net capital gains of $609,000 through January 31, 2016, $22,242,000 through January 31, 2017, $146,149,000 through January 31, 2018, and $22,649,000 through January 31, 2019. In addition, the fund realized losses of $42,826,000 during the period from November 1, 2010, through January 31, 2011, which are deferred and will be treated as realized for tax purposes in fiscal 2012. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2012; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At July 31, 2011, the cost of investment securities for tax purposes was $7,636,989,000. Net unrealized appreciation of investment securities for tax purposes was $738,712,000, consisting of unrealized gains of $817,459,000 on securities that had risen in value since their purchase and $78,747,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended July 31, 2011, the fund purchased $2,163,366,000 of investment securities and sold $226,986,000 of investment securities, other than temporary cash investments.

16

Dividend Appreciation Index Fund

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2011	January 31, 2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	393,568	17,785	764,953	38,773
Issued in Lieu of Cash Distributions	13,653	624	18,250	928
Redeemed	(185,353)	(8,355)	(128,058)	(6,510)
Net Increase (Decrease)—Investor Shares	221,868	10,054	655,145	33,191
ETF Shares
Issued	1,802,664	32,558	3,186,243	64,200
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(100,296)	(1,800)	(638,387)	(12,600)
Net Increase (Decrease)—ETF Shares	1,702,368	30,758	2,547,856	51,600

G. In preparing the financial statements as of July 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

17

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

18

Six Months Ended July 31, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Dividend Appreciation Index Fund	1/31/2011	7/31/2011	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,023.78	$1.25
ETF Shares	1,000.00	1,024.43	0.65
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.55	$1.25
ETF Shares	1,000.00	1,024.15	0.65

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.25% for Investor Shares and 0.13% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

19

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Dividend Appreciation Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as investment advisor for the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management since the fund’s inception in 2006, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the fund’s performance since inception, including any periods of outperformance or underperformance of its target index and peer group. The board concluded that the fund has performed in line with expectations, and that the results have been consistent with the fund’s investment strategy. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

20

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

21

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

22

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School (retired July 2011); Chief Investment
Officer and co-Managing Partner of HighVista	Heidi Stam
Strategies LLC (private investment firm); Director of	Born 1956. Secretary Since July 2005. Principal
Rand Merchant Bank; Overseer of the Museum of	Occupation(s) During the Past Five Years: Managing
Fine Arts Boston.	Director of The Vanguard Group, Inc., since 2006;
General Counsel of The Vanguard Group since 2005;
Alfred M. Rankin, Jr.	Secretary of The Vanguard Group and of each of the
Born 1941. Trustee Since January 1993. Principal	investment companies served by The Vanguard Group
Occupation(s) During the Past Five Years: Chairman,	since 2005; Director and Senior Vice President of
President, and Chief Executive Officer of NACCO	Vanguard Marketing Corporation since 2005;
Industries, Inc. (forklift trucks/housewares/lignite);	Principal of The Vanguard Group (1997–2006).
Director of Goodrich Corporation (industrial products/
aircraft systems and services) and the National
Association of Manufacturers; Chairman of the	Vanguard Senior Management Team
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of	R. Gregory Barton	Michael S. Miller
the Board of The Cleveland Museum of Art.	Mortimer J. Buckley	James M. Norris
	Kathleen C. Gubanich	Glenn W. Reed
Peter F. Volanakis	Paul A. Heller	George U. Sauter
Born 1955. Trustee Since July 2009. Principal	Martha G. King
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director of	Chairman Emeritus and Senior Advisor
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of	John J. Brennan
Business Administration at Dartmouth College.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Executive Officers
Founder
Glenn Booraem
Born 1967. Controller Since July 2010. Principal	John C. Bogle
Occupation(s) During the Past Five Years: Principal	Chairman and Chief Executive Officer, 1974–1996
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	“Dividend Achievers” is a trademark of Mergent, Inc.,
Direct Investor Account Services > 800-662-2739	and has been licensed for use by The Vanguard Group,
Institutional Investor Services > 800-523-1036	Inc. Vanguard mutual funds are not sponsored,
Text Telephone for People	endorsed, sold, or promoted by Mergent, and Mergent
With Hearing Impairment > 800-749-7273	makes no representation regarding the advisability of
investing in the funds.
This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6022 092011

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD SPECIALIZED FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: September 22, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD SPECIALIZED FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: September 22, 2011

VANGUARD SPECIALIZED FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: September 22, 2011

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 26, 2010, see file Number 33-53683, Incorporated by Reference.